Exhibit 10.9


                       EQI FINANCING PARTNERSHIP IV, L.P.

                                       and

                      EQI/WV FINANCING PARTNERSHIP II, L.P.
                            (collectively, Borrower)




                                       to




                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    (Lender)


               ---------------------------------------------------




                                 LOAN AGREEMENT




               ---------------------------------------------------

                          Dated: As of November 7, 2000


                              DOCUMENT PREPARED BY:


                          Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                            New York, New York 10038
                      Attention: William P. McInerney, Esq.

                               TABLE OF CONTENTS


                                                                            Page

                                    ARTICLE I

                               CERTAIN DEFINITIONS

Section 1.1  Certain Definitions...............................................1

                                   ARTICLE II

                                   LOAN TERMS

Section 2.1  The Loan.........................................................14
Section 2.2  Interest Rate....................................................15
Section 2.3  Terms of Payment.................................................15
Section 2.4  Prepayment; Defeasance...........................................17
Section 2.5  Release of Property..............................................19
Section 2.6  Substitution of Properties.......................................21

                                   ARTICLE III

                     SECURITY; RESERVES AND CASH MANAGEMENT

Section 3.1  Security; Establishment of Funds.................................28
Section 3.2  Pledge and Grant of Security Interest............................30
Section 3.3  Disbursement of Funds............................................30
Section 3.4  Intentionally Omitted............................................31
Section 3.5  Cash Management Account..........................................31
Section 3.6  Payments Received Under the Cash Management Agreement............33

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

Section 4.1  Closing Conditions...............................................33

                                    ARTICLE V

                      INSURANCE, CONDEMNATION, AND IMPOUNDS

Section 5.1  Insurance, Casualty and Condemnation.............................37
Section 5.2  Condemnation.....................................................41
Section 5.3  Restoration......................................................42
Section 5.4  Impounds.........................................................45
Section 5.5  Letters of Credit................................................47

                                   ARTICLE VI

                              ENVIRONMENTAL MATTERS

Section 6.1  Certain Definitions..............................................47
Section 6.2  Representations and Warranties on Environmental Matters..........48
Section 6.3.  Covenants on Environmental Matters..............................48
Section 6.4  Allocation of Risks and Indemnity................................49
Section 6.5  No Waiver........................................................50

                                   ARTICLE VII

                                 LEASING MATTERS

Section 7.1  Representations and Warranties on Leases.........................50
Section 7.2  Approval Rights..................................................51
Section 7.3  Covenants........................................................51
Section 7.4  Tenant Estoppels.................................................51

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

Section 8.1  Organization, Power and Authority................................51
Section 8.2  Validity of Loan Documents.......................................52
Section 8.3  No Conflicts.....................................................52
Section 8.4  Liabilities; Litigation..........................................52
Section 8.5  Taxes and Assessments............................................53
Section 8.6  Other Agreements; Defaults.......................................53
Section 8.7  Title............................................................53
Section 8.8  Compliance with Law..............................................54
Section 8.9  Location of Borrower.............................................54
Section 8.10  Forfeiture......................................................54
Section 8.11  Tax Filings.....................................................55
Section 8.12  Solvency........................................................55
Section 8.13  Full and Accurate Disclosure....................................55
Section 8.14  Flood Zone......................................................56
Section 8.15  Federal Reserve Regulations.....................................56
Section 8.16  Not a Foreign Person............................................56
Section 8.17  Separate Lots...................................................56
Section 8.18 No Prior Assignment..............................................56
Section 8.19  Insurance.......................................................56
Section 8.20  Use of Properties...............................................57
Section 8.21  Certificate of Occupancy; Licenses..............................57
Section 8.22  Physical Condition..............................................57
Section 8.23  Boundaries......................................................57
Section 8.24 Survey...........................................................57
Section 8.25  Embargoed Person................................................58

Section 8.26  Filing and Recording Taxes......................................58
Section 8.27  Single Purpose Entity/Separateness..............................58
Section 8.28  Franchise Agreement; Hotel Management...........................61
Section 8.29  Operating Lease.................................................63
Section 8.30  Investment Company Act..........................................64
Section 8.31  Ground Lease....................................................64

                                   ARTICLE IX

                               FINANCIAL REPORTING

Section 9.1  Financial Statements.............................................66
Section 9.2  Accounting Principles............................................68
Section 9.3  Other Information; Access........................................68
Section 9.4  Format of Delivery...............................................68

                                    ARTICLE X

                                    COVENANTS

Section 10.1  Due Sale and Encumbrance; Transfers of Interests................69
Section 10.2  Taxes; Utility Charges..........................................69
Section 10.3  Operating Lease.................................................70
Section 10.4  Operation; Maintenance; Inspection..............................70
Section 10.5  Taxes on Security...............................................70
Section 10.6  Legal Existence; Name, Etc......................................70
Section 10.7  Further Assurances..............................................71
Section 10.8  Estoppel Certificates...........................................71
Section 10.9  Notice of Certain Events........................................71
Section 10.10  Indemnification................................................71
Section 10.11  Payment For Labor and Materials................................72
Section 10.12  Alterations....................................................72
Section 10.13  Handicapped Access.............................................73
Section 10.14  Certain Hotel/Franchise Covenants..............................73
Section 10.15  Certain Operating Lease Covenants..............................74

                                   ARTICLE XI

                                EVENTS OF DEFAULT

Section 11.1  Payments........................................................75
Section 11.2  Insurance.......................................................75
Section 11.3  Single Purpose Entity...........................................75
Section 11.4  Insolvency Opinion..............................................76
Section 11.5  Taxes...........................................................76
Section 11.6  Sale, Encumbrance, Etc..........................................76
Section 11.7  Representations and Warranties..................................76
Section 11.8  Other Encumbrances..............................................76

Section 11.9  Involuntary Bankruptcy or Other Proceeding......................76
Section 11.10  Voluntary Petitions, etc.......................................76
Section 11.11  Covenants......................................................77

                                   ARTICLE XII

                                    REMEDIES

Section 12.1  Remedies - Insolvency Events....................................78
Section 12.2  Remedies - Other Events.........................................78
Section 12.3  Lender's Right to Perform the Obligations.......................79
Section 12.4  Cross-Default; Cross-Collateralization; Waiver of
                Marshalling of Assets.........................................79

                                  ARTICLE XIII

                            LIMITATIONS ON LIABILITY

Section 13.1  Limitation on Liability.........................................80
Section 13.2  Limitation on Liability of Lender's Officers, Employees, etc....81

                                   ARTICLE XIV

                                 SECURITIZATION

Section 14.1  Securitization..................................................82
Section 14.2  Securitization Indemnification..................................83
Section 14.3  Servicer........................................................85

                                   ARTICLE XV

                                  MISCELLANEOUS

Section 15.1  Notices.........................................................86
Section 15.2  Amendments and Waivers..........................................87
Section 15.3  Limitation on Interest..........................................87
Section 15.4  Invalid Provisions..............................................88
Section 15.5  Reimbursement of Expenses.......................................88
Section 15.6  Approvals; Third Parties; Conditions............................88
Section 15.7  Lender Not in Control; No Partnership...........................89
Section 15.8  Time of the Essence.............................................89
Section 15.9  Successors and Assigns..........................................89
Section 15.10  Renewal, Extension or Rearrangement............................89
Section 15.11  Waivers........................................................89
Section 15.12  Cumulative Rights; Joint and Several Liability.................90
Section 15.13  Singular and Plural............................................90
Section 15.14  Phrases........................................................90
Section 15.15  Exhibits and Schedules.........................................90
Section 15.16  Titles of Articles, Sections and Subsections...................90
Section 15.17  Promotional Material...........................................90

Section 15.18  Survival.......................................................91
Section 15.19  WAIVER OF JURY TRIAL...........................................91
Section 15.20  Waiver of Punitive or Consequential Damages....................91
Section 15.21  Governing Law..................................................91
Section 15.22  Entire Agreement...............................................93
Section 15.23  Counterparts...................................................93
Section 15.24  Brokers and Financial Advisors.  ..............................93

                         LIST OF EXHIBITS AND SCHEDULES


EXHIBIT A                      LEGAL DESCRIPTION OF PROPERTIES

EXHIBIT B                      FORM OF TRS LEASE

EXHIBIT C                      FORM OF MANAGEMENT AGREEMENT

EXHIBIT D                      FORM OF TRS SUBORDINATION AGREEMENT

EXHIBIT E                      FORMS OF FRANCHISE AGREEMENT

EXHIBIT F                      TRS LESSEE ORGANIZATIONAL DOCUMENTS

EXHIBIT G                      FORM OF TRS NON-CONSOLIDATION OPINION

EXHIBIT H                      FORM OF MANAGER'S CONSENT AND SUBORDINATION OF
                               MANAGEMENT AGREEMENT

EXHIBIT I                      FORM OF LETTER OF CREDIT

SCHEDULE I                     ALLOCATED LOAN AMOUNTS

SCHEDULE II                    REQUIRED REPAIRS

SCHEDULE III                   OPERATING LEASES

SCHEDULE IV                    FRANCHISE AGREEMENTS

SCHEDULE V                     GROUND LEASES

SCHEDULE VI                    MANAGEMENT AGREEMENTS

                                 LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is entered into as of November 7, 2000, between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), and EQI FINANCING PARTNERSHIP IV, L.P., a Tennessee limited partnership and EQI/WV FINANCING PARTNERSHIP II, L.P., a Tennessee limited partnership (collectively, "Borrower").

                                    ARTICLE I
                               CERTAIN DEFINITIONS

Section 1.1  Certain Definitions.

         As used herein, the following terms have the meanings indicated:

         "Access Laws" has the meaning assigned in Section 10.13.

         "Accrued Interest" has the meaning assigned in Section 2.3(b).

         "Adjusted Rate" has the meaning assigned in Section 2.2.F

         "Affiliate" means (a) any corporation in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower is a partner, joint venturer or member, (c) any trust in which Borrower or any partner, shareholder, director, officer, member or manager of Borrower is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by Borrower or any partner, shareholder, director, officer, member or manager of Borrower, (e) any partner, shareholder, director, officer, member, manager or employee of Borrower, (f) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of Borrower, or (g) any Borrower Party.

         "Agreement" means this Loan Agreement, as amended from time to time.

         "Allocated Loan Amount" means, for an Individual Property, the amount set forth on Schedule I attached hereto.

         "Annual Budget" means the operating budget, including all planned capital expenditures, for each of the Properties prepared by Borrower, any of the Operating Lessees or any of the Managers for the applicable calendar year or other period.

         "Anticipated Payment Date" means December 1, 2010.

         "Appraised Value" means with respect to any Individual Property at any time, the value of such Individual Property, as most recently determined by an appraisal, reasonably acceptable to Lender in form and substance, and prepared by an MAI appraiser reasonably acceptable to the Lender. Such appraisers and appraisals shall satisfy the requirements of Title XI of the Federal Institutional Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder and under FNMA and FHLMC.

         "Approved Annual Budget" has the meaning assigned in Section 2.3(h).

         "Assignment of Leases and Rents" means the Assignment of Leases and Rents, executed by Borrower for the benefit of Lender, and pertaining to leases of space in each Individual Property and any amendments, modifications, renewals, substitutions or replacements thereof.

         "Award" has the meaning assigned in Section 5.2.

         "Bankruptcy Code" means 11 U.S.C.ss. 101 et seq., as amended from time to time.

         "Bankruptcy Party" has the meaning assigned in Section 11.9.

         "Basic Carrying Costs" means, with respect to an Individual Property, the sum of the following costs of Borrower associated with such Individual Property for the relevant calendar year or payment period: (i) Taxes with respect to such Individual Property, and (ii) except as otherwise provided in
Section 5.4 hereof, Insurance Premiums with respect to such Individual Property.

         "Borrower Account" has the meaning assigned in Section 3.5(d).

         "Borrower Party" means any Joinder Party, any guarantor, any general partner of Borrower if Borrower is a partnership or a limited partnership, any general partner in any partnership or limited partnership that is a general partner of Borrower, any managing member of Borrower if Borrower is a limited liability company, and any managing member in any limited liability company that is a managing member of Borrower, at any level.

         "Business Day" means a day other than a Saturday, a Sunday, or a legal holiday on which national banks located in the State of New York are not open for general banking business.

         "Cash Expenses" means, for any period, the operating expenses for the operation of the Properties as set forth in an Approved Annual Budget, to the extent that such expenses are actually incurred by Borrower, minus any payments into the Tax and Insurance Escrow Fund.

         "Cash Management Account" has the meaning set forth in Section 3.5(a).

         "Cash  Management  Agreement"  has the  meaning  set  forth in  Section
2.3(i).

         "Casualty Consultant" has the meaning set forth in Section 5.3(b)(iii).

         "Casualty Retainage" has the meaning set forth in Section 5.3(b)(iv).

         "Closing Date" means the date the Loan is funded by Lender.

         "Code" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "Condemnation" has the meaning assigned in Section 5.2.

         "Condemnation Proceeds" has the meaning assigned in Section 5.3(b).

         "Contract Rate" has the meaning assigned in Section 2.2.

         "Debt" means the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

         "Debt Service" means the aggregate interest, fixed principal, and other payments due under the Loan, and on any other outstanding permitted Indebtedness approved by Lender for the period of time for which calculated.

         "Debt Service Coverage Ratio" means a ratio for the applicable period in which:

the numerator is the Net Operating Income for such Properties; and

the denominator is the aggregate amount of principal and interest due and payable on the Note or, in the event that a Defeasance Event has occurred, the Undefeased Note.

         "Debt Service Escrow Fund" has the meaning assigned in Section 3.1(c).

         "Debt Service Letter of Credit" has the meaning assigned in Section 3.1(c).

         "Default Rate" means the lesser of (a) the maximum rate of interest allowed by applicable law, and (b) five percent (5%) per annum in excess of the Contract Rate or the Adjusted Rate, whichever is then in effect.

         "Defeasance Deposit" means an amount equal to the remaining principal amount of the Note or the principal amount of the Defeased Note, as applicable, the Yield Maintenance Premium, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or the Defeased Note, as applicable, the creation of the Defeased Note and the Undefeased Note, if applicable, or otherwise required to accomplish the agreements of Sections 2.4 and 2.5 hereof.

         "Defeasance Event" has the meaning assigned in Section 2.4(b).

         "Defeased Note" has the meaning assigned in Section 2.4(b)(v).

         "DSCR Event" means in the event that, as of the last day of any calendar quarter, the Debt Service Coverage Ratio for the Properties for the immediately preceding twelve (12) months shall be less than 1.45 to 1.0.

         "Eligible Account" shall mean a separate and identifiable account from all other funds held by the holding institution that is an account or accounts maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution having a combined capital and surplus of at least Fifty Million and No/100 Dollars ($50,000,000) and subject to supervision or examination by federal and state authority. An Eligible Account may not be evidenced by a certificate of deposit, passbook or other instrument.

         "Eligible Institution" shall mean a depository institution or trust company that satisfies the Rating Criteria.

         "Environmental Laws" has the meaning assigned in Section 6.1(a).

         "ERISA" has the meaning assigned in Section 8.11(a).

         "Event of Default" has the meaning assigned in Article 9.

         "Extraordinary Expenses" means an extraordinary operating expense or capital expense not set forth in an Approved Annual Budget.

         "Franchise Agreement" means, with respect to any Individual Property, that certain franchise agreement more specifically identified on Schedule IV attached hereto.

         "Franchisor" means, with respect to any Individual Property which is subject to a Franchise Agreement, the franchisor with respect thereto, as same is identified on Schedule IV attached hereto.

         "Funds" means the Required Repair Fund, the Replacement Escrow Fund, the Ground Lease Escrow Fund, the PIP Escrow Fund and the Debt Service Escrow Fund.

         "Governmental Authority" means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

         "Ground Lease" means, with respect to any Individual Property which is subject thereto, those certain leases more specifically identified on Schedule V attached hereto.

         "Ground Lease Escrow Fund" has the meaning assigned in Section 3.1(d).

         "Ground  Lessor"  means,   with  respect  to  each  Ground  Lease,  the
applicable lessor thereunder as more particularly identified on Schedule V.

         "Ground Rent Deposit" has the meaning assigned in Section 3.1(d).

         "Ground Rent Letter of Credit" has the meaning assigned in Section 3.1(d).

         "Hazardous Materials" has the meaning assigned in Section 6.1(b).

         "Hazardous Materials Indemnity Agreement" shall mean that certain hazardous materials indemnity agreement dated the date hereof by the Borrower and Indemnitor in favor of Lender.

         "Improvements" shall have the meaning assigned to such term in the related Mortgage with respect to each Individual Property.

         "Indebtedness" means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, contingent or otherwise, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

         "Indemnitor" means, collectively, Equity Inns Partnership, L.P., a Tennessee limited partnership, Equity Inns Trust, a Maryland real estate investment trust and the REIT.

         "Independent Director" has the meaning assigned in Section 8.28(p).

         "Individual Property" means all of the property, rights, interests and estates now owned or hereafter acquired by Borrower to each parcel of real property and the improvements thereon encumbered by a Mortgage, together with all rights pertaining to such property and improvements, as more particularly described in the granting clauses of each such Mortgage and referred to therein as the "Mortgaged Property" or the "Trust Property", as the case may be.

         "Insolvency Opinion" has the meaning assigned in Section 8.28(r).

         "Insurance  Letter of  Credit"  has the  meaning  assigned  in  Section
5.4(b).

         "Insurance Premiums" has the meaning assigned in Section 5.1(b).

         "Insurance Proceeds" has the meaning assigned in Section 5.3(b).

         "Joinder Party" means the Persons, if any, executing the Joinder hereto.

         "Lease" means all leases, subleases, occupancy agreements, licenses, concessions, rental contracts and other agreements (written or oral) now or hereafter existing relating to the use or occupancy of the project located on the Property, including all Operating Leases, together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof, whether before or after the filing by or against Borrower of any petition of relief under 11 U.S.C. ss. 101 et seq., and all related security and other deposits.

         "Legal Requirements" means, with respect to each Individual Property, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) any way limit the use and enjoyment thereof.

         "Letter of Credit" means an irrevocable, unconditional, transferable, clean sight draft letter of credit in favor of Lender substantially in the form of Exhibit I attached hereto and entitling Lender to draw thereon in New York, New York, issued or confirmed by a domestic Eligible Institution with an office in New York, New York; provided, that such confirmation, if any, shall be in form and substance satisfactory to Lender.

         "Liabilities" has the meaning assigned in Section 14.2(b).

         "Lien" means, with respect to each Individual Property any interest, or claim thereof, in such Individual Property securing an obligation owed to, or a claim by, any Person other than the owner of such Individual Property, whether such interest is based on common law, statute or contract, including, whether voluntary or involuntary, the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a Lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, Leases and other title exceptions and encumbrances affecting such Individual Property.

         "Loan" means the loan made by Lender to Borrower under this Agreement and all other amounts secured by the Loan Documents.

         "Loan Documents" means: (a) this Agreement, (b) the Note, (c) the Mortgages, (d) the Assignments of Leases and Rents, (e) the Hazardous Materials Indemnity Agreement, (f) Uniform Commercial Code financing statements, (g) the Subordination, Non-Disturbance and Attornment Agreements, (h) the Manager's Consent and Subordination of Management Agreements, (i) such assignments of management agreements, contracts and other rights as may be requested by Lender,
(j) the Cash Management Agreement, (k) all other documents evidencing, securing, governing or otherwise pertaining to the Loan, and (l) all amendments, modifications, renewals, substitutions or replacements of any of the foregoing.

         "Lockbox Account" has the meaning assigned in Section 3.4(a).

         "Lockout Yield Maintenance Premium" means an amount equal to the greater of (a) one percent (1%) of the outstanding principal amount of the Loan to be prepaid or satisfied, as applicable, or (b) the Yield Maintenance Premium that would be required if a Defeasance Event had occurred (whether or not permitted under this Agreement) in an amount equal to the outstanding principal amount of the Loan to be satisfied or prepaid, as applicable; plus if the prepayment of which the Lockout Yield Maintenance Premium is a part is not paid on a Payment Date, the interest that would have accrued on the Loan through the next Payment Date.

         "LTV Ratio" means, as of the date such calculation is being made, the ratio of the outstanding principal balance of the Loan (less the outstanding principal balance of any Defeased Note) to the Appraised Value of the Properties then remaining as collateral for the Loan.

         "Management Agreement" means, with respect to any Individual Property, the management agreement entered into by and between Borrower or an Operating Lessee, as applicable, and a Manager pursuant to which such Manager is (a) to provide management and other services with respect to said Individual Property and (b) compensated in an amount no greater than the Management Fee. The initial Management Agreements in effect as of the date hereof are identified on Schedule VI attached hereto.

         "Management Fee" shall mean an amount, including, without limitation, any incentive, percentage or other fees, equal to no greater than five percent (5.0%) per annum of Operating Revenues for each Individual Property (unless otherwise expressly agreed to by Lender).

         "Manager" means, with respect to any Individual Property which is subject to a Management Agreement, the property manager with respect thereto, as the same is identified on Schedule VI attached hereto, or any Qualified Manager.

         "Maturity Date" means with respect to each Individual Property, as applicable, the earliest of (a) December 1, 2025; (b) any earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents; or (c) if the Loan is not subject to a Securitization on the Anticipated Payment Date, the Anticipated Payment Date.

         "Monthly  Debt  Service  Payment  Amount" has the  meaning  assigned in
Section 2.3(a).

         "Moody's" means Moody's Investors Services, Inc.

         "Mortgage" means with respect to each Individual Property, as applicable, the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, the Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing or, with respect only to the Individual Property located in Beckley, West Virginia, the Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by Borrower in favor of Lender, covering such Individual Property and any amendments, modifications, renewals, substitutions or replacement thereof.

         "Net Operating Income" means the amount obtained by subtracting Operating Expenses from Operating Revenues (as adjusted and determined in accordance with Lender's standard underwriting practice and procedures as used in connection with the underwriting of the Loan).

         "Net Proceeds" has the meaning assigned in Section 5.3(b).

         "Net  Proceeds   Deficiency"  has  the  meaning   assigned  in  Section
5.3(b)(vi).

         "Note" means the Promissory Note of even date, in the stated principal amount of $36,600,000.00, executed by Borrower, and payable to the order of Lender in evidence of the Loan as the same may hereafter be modified, amended, restated, renewed or replaced and including any Defeased Note and Undefeased Note that may exist from time to time.

         "Offering Document" has the meaning assigned in Section 14.2(a).

         "Operating Expenses" means all reasonable and necessary expenses of Borrower and any TRS Lessee (not paid by any Operating Lessee pursuant to an Operating Lease listed on Schedule III attached hereto or any other Operating Lease with an Operating Lessee that is not an Affiliate of Borrower for so long as such Operating Lease remains in effect) for operating the Properties in the ordinary course of business which are paid by Borrower and any TRS Lessee and which are directly associated with and fairly allocable to the Properties for the applicable period, including real estate taxes and assessments, insurance premiums, maintenance costs, management fees and costs not to exceed five percent (5.0%) of Operating Revenues, ground rents payable under any Ground
Lease, accounting, legal, and other professional fees, fees relating to environmental and net cash flow and audits, and other expenses incurred by Lender and reimbursed by Borrower under this Agreement and the other Loan Documents, deposits to the Replacement Escrow Fund or expenditures in lieu thereof in an aggregate amount of not less than four percent (4.0%) of Operating Revenues, Tax and Insurance Fund, wages, salaries, and personnel expenses, but excluding Debt Service, capital expenditures, any of the foregoing expenses which are paid from deposits to cash reserves previously included as Operating Expenses, any payment or expense for which Borrower or any TRS Lessee was or is to be reimbursed from proceeds of the Loan or insurance or by any third party, and any non-cash charges such as depreciation and amortization. Any management fee or other expense payable to Borrower or to an Affiliate of Borrower shall be included as an Operating Expense only with Lender's prior approval. Operating Expenses shall not include any expenses (including, without limitation, federal, state or local income taxes or legal and other professional fees) unrelated to the operation of the Properties.

         "Operating Lease" means each lease agreement in effect between Borrower and an Operating Lessee for the use and operation of an Individual Property and all amendments, modifications, renewals, substitutions or replacements of such lease. The initial Operating Leases in effect as of the date hereof are identified on Schedule III attached hereto.

         "Operating Lease Rent" means all rents, revenues, issues, profits, income and proceeds due or to become due to Borrower under an Operating Lease.

         "Operating Lessee" means each lessee under an Operating Lease. The initial Operating Lessees under the Operating Leases in effect as of the date hereof are identified on Schedule III attached hereto.

         "Operating Revenues" means all gross revenues of Borrower and any TRS Lessee derived from the Properties or otherwise arising in respect of the Properties which are properly allocable to the Properties for the applicable period, including Operating Lease Rent and other Rent, interest and other receipts from Leases and parking agreements, concession fees and charges and other miscellaneous operating revenues, but excluding security deposits and earnest money deposits until they are forfeited by the depositor, advance rentals until they are earned, and proceeds from a sale or other disposition. Operating Revenues shall not include (i) any condemnation or insurance proceeds, other than the proceeds of any business interruption or loss of income insurance received by Borrower or any TRS Lessee, (ii) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any part of the Properties, (iii) any rent accrued by Borrower or any TRS Lessee but not received because of any free rent provisions or other rental concessions in any Lease, (iv) any repayments received from tenants of principal loaned or advanced to tenants by Borrower or any TRS Lessee, (v) any payments due pursuant to the terms of any Lease in connection with the cancellation or termination of a Lease, (vi) investment income on any reserves or funds not related to the normal operation of the Properties, including, without limitation, funds allocated to pay for construction expenses or (vii) any type of income, other than Operating Lease Rent, that would otherwise be considered Operating Revenues pursuant to the provisions above but is paid directly by any tenant to a Person or entity other than Borrower, any TRS Lessee or pursuant to the Cash Management Agreement.

         "Payment Date" shall mean the first day of each calendar month commencing on the first day of January, 2001.

         "Permitted Encumbrances" means outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policies of title insurance insuring the liens of the Mortgages, as reviewed and approved by Lender, together with the liens and security interests in favor of Lender created by the Loan Documents.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

         "Personalty" shall have the meaning assigned to such term in the related Mortgage with respect to each Individual Property.

         "PIP Escrow Fund" has the meaning assigned in Section 3.1(e).

         "PIP Noncompliance" means if any PIP Requirements have not been fulfilled, completed or otherwise satisfied by the date that occurs following the passage of one-half of the time allotted for performance of such PIP Requirements.

         "PIP Noncompliance Period" means the period of time during the Loan following the occurrence of a PIP Noncompliance until the occurrence of a PIP Release Event.

         "PIP Release Event" means, for each related PIP Noncompliance, the balance in the PIP Escrow Fund is equal to the PIP Required Amount (whether such balance is achieved by means of deposit by Borrower or pursuant to Section 3.5(e)).

         "PIP Required Amount" means, for each PIP Noncompliance, the amount necessary to complete the applicable PIP Requirements.

         "PIP Requirements" mean, collectively, with respect to any Individual Property, the obligation of Borrower or any Operating Lessee to comply in all material respects with any property improvement program that may be mandated or otherwise required under any Management Agreement, Franchise Agreement or other applicable licensing agreement.

         "Policies" has the meaning assigned in Section 5.1(b).

         "Policy" has the meaning assigned in Section 5.1(b).

         "Potential Default" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

         "Properties" means, collectively, all of the Individual Properties which are subject to the terms of this Agreement.

         "Qualified Manager" means either (i) any of the following professional management entities, provided that there shall have been no materially adverse change in any such entity since the Closing Date: Interstate Hotels Corporation, Prime Hospitality Corporation, Starwood Hotels and Resorts Worldwide, Inc., Bass PLC, Crestline Hotels and Resorts, Inc., Marriott International, Inc., Meristar Hotels and Resorts, Inc., RFS, Inc. or Hilton Hotels Corporation; or (ii) in the sole judgement of Lender, a management organization (which may be an Affiliate of Borrower) possessing experience in managing properties similar in size, scope and value of the applicable Individual Property or Properties, provided, Lender, at its option, may require that Borrower obtain written confirmation from the applicable Rating Agencies that management of the Property by such Person will not cause a downgrading, withdrawal or qualification of the then current rating of the Securities issued pursuant to the Securitization of any class thereof.

         "Rating Agencies" means each of Standard & Poor's, Moody's and Fitch, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender.

         "Rating Criteria" with respect to any Person, means the short term unsecured debt obligations or commercial paper which are rated at least "A-1" by Standard & Poor's, "P-1" by Moody's and "F-1+" by Fitch, Inc. (if rated by Fitch, Inc.) in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA-" by Fitch, Inc. and Standard & Poor's and "Aa3" by Moody's).

         "Registration Statement" has the meaning assigned in Section 14.2(b).

         "REIT" means Equity Inns, Inc., a Tennessee corporation.

         "Release Amount" means, for an Individual Property, the product of (a) the quotient obtained by dividing the original Allocated Loan Amount for such Individual Property by the sum of the original Allocated Loan Amounts for all Properties, (b) the outstanding principal balance of the Loan, and (c) one hundred twenty-five percent (125%).

         "Release Date" means the earlier of (i) the date that is two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust or (iii) four (4) years from the date hereof.

         "REMIC Trust" means a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds the Note.

         "Rent" means all rents, revenues, issues, profits, income and proceeds due or to become due with respect to the Properties, including rentals and all other payments of any kind under the Operating Leases and other Leases (if any) for using, leasing, licensing, possessing, operating from, rendering in, selling or otherwise enjoying the Properties, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower, any Operating Lessee or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance.

         "Replacement   Escrow  Fund"  has  the  meaning   assigned  in  Section
3.1(b)(ii).

         "Replacement  Escrow Fund Monthly  Deposit" has the meaning assigned in
Section 3.1(b)(ii).

         "Replacement Management Agreement" means (a) either (i) a management agreement with a Qualified Manager substantially in the same form and substance as Exhibit C attached hereto, or (ii) a management agreement with a Qualified Manager, which management agreement shall be acceptable to Lender in form and substance in Lender's sole discretion, provided, Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such management agreement will not cause a downgrading, withdrawal or qualification of the then current rating of the securities issued pursuant to a Securitization; and (b) a manager's consent and subordination of management agreement substantially in the form of Exhibit H attached hereto, provided, that the Qualified Manager is not an Affiliate of Borrower or TRS Lessee, or otherwise substantially in the form then used by Lender, executed and delivered to Lender by Borrower and such Qualified Manager at Borrower's expense.

         "Replacements" has the meaning assigned in Section 3.1(b)(i).

         "Replacements Budget" has the meaning assigned in Section 3.1(b)(i).

         "Required Repair Fund" has the meaning assigned in Section 3.1(a).

         "Restoration" means the repair and restoration of an Individual Property after a casualty or Condemnation as nearly as possible to the condition the Individual Property was in immediately prior to such casualty or Condemnation, with such alterations as may be reasonably approved by Lender.

         "Scheduled Defeasance Payments" has the meaning assigned in Section 2.4(c).

         "Securities" has the meaning assigned in Section 14.1.

         "Securities Act" has the meaning assigned in Section 14.2.

         "Securitization" has the meaning assigned in Section 14.1.

         "Securitization Information" has the meaning assigned in Section 14.1(a)(iii).

         "Security Agreement" has the meaning assigned in Section 2.4(b)(v).

         "Servicer" has the meaning assigned in Section 14.3.

         "Servicing Agreement" has the meaning assigned in Section 14.3.

         "Severed Loan Documents" has the meaning assigned in Section 12.2(c).

         "Single Purpose Entity" means a Person (other than an individual, a government or any agency or political subdivision thereof), which exists solely for the purpose of owning the Properties (or leasing the Properties pursuant to Section 8.30), observes corporate, company or partnership formalities, as applicable, independent of any other Person, and which otherwise complies with the covenants set forth in Section 8.28.

         "Site Assessment" means an environmental engineering report for each Individual Property prepared at Borrower's expense by an engineer engaged by Borrower and approved by Lender, and in a manner satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about each such Individual Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E1527-93 or any successor thereto published by ASTM and good customary and commercial practice.

         "SPC Party" has the meaning assigned in 8.28(o).

         "Standard & Poor's" means Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.

         "Static Cash Account" has the meaning assigned in Section 5.4(b).

         "Subordination, Non-Disturbance and Attornment Agreement" means, collectively, each of those certain Collateral Lease Estoppel, Subordination, Non-Disturbance and Attornment Agreements among Lender, Borrower and each Operating Lessee, dated as of November 7, 2000.

         "Substitute Property" has the meaning assigned in Section 2.6(a).

         "Substituted Property" has the meaning assigned in Section 2.6(a).

         "Substitute Release Amount" has the meaning assigned in Section 2.6(a).

         "Successor Borrower" has the meaning assigned in Section 2.5(c).

         "Tax and Insurance Escrow Fund" has the meaning assigned in Section 5.4(a).

         "Taxes" has the meaning assigned in Section 10.2.

         "Threshold Amount" has the meaning assigned in Section 10.12.

         "Treasury Rate" means, as of the Anticipated Payment Date, the yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent (i.e., 0.001%) of the yields of noncallable United State Treasury obligations with terms (one longer and one shorter) most nearly approximately the period from such date of determination to the Maturity Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

         "Trigger Event" means the first to occur, if any, of a DSCR Event, the occurrence of the PIP Noncompliance or the Anticipated Payment Date.

         "Trigger Period" means the period of time during the Loan following the occurrence of (i) a DSCR Event, (ii) the Anticipated Payment Date, or (iii) a PIP Noncompliance until the occurrence of a PIP Release Event, provided, that neither a DSCR Event nor the Anticipated Payment Date shall have occurred prior to any such PIP Release Event.

         "TRS Lease" means an Operating Lease, substantially in the form of Exhibit B attached hereto, to be entered into between Borrower and TRS Lessee for the use and operation of any Individual Property.

         "TRS Lessee" means the lessee under a TRS Lease, which lessee is an Affiliate of Borrower and satisfies the requirements of Section 8.30(c).

         "TRS  Lessee   Organizational   Documents"  means  the   organizational
documents of TRS Lessee substantially in the form of Exhibit F attached hereto.

         "TRS Non-Consolidation Opinion" means a legal non-consolidation opinion substantially in form and substance as Exhibit G attached hereto, as the same may be further revised, as reasonably required by Lender, to reflect any changes in the applicable law or the subject matter thereof as of the date of issuance.

         "TRS Subordination Agreement" means a subordination agreement among Lender, Borrower and TRS Lessee, substantially in the form of Exhibit D attached hereto.

         "Undefeased Note" has the meaning assigned in Section 2.4(b)(v).

         "Unrelated Third-Party Provider" has the meaning ascribed in Section 14.2(b).

         "Unrelated Third-Party Report" has the meaning assigned in Section 14.2(b).

         "USAH" means the Uniform System of Accounts for Hotels, Ninth Revised Edition, 1996, as the same may be revised, amended or supplemented.

         "U.S. Obligations" means direct non-callable obligations of the United States of America.


         "Yield Maintenance Premium" means the amount (if any) which, when added to the remaining principal amount of the Note or the principal amount of the Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

                                   ARTICLE II
                                   LOAN TERMS

Section 2.1  The Loan.

         Lender agrees to make a Loan of THIRTY SIX MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($36,600,000.00) to the Borrower, which shall be funded in one advance and repaid in accordance with the terms of this Agreement and the Note. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

Section 2.2  Interest Rate.

         From the date hereof through but not including the Anticipated Payment Date, the outstanding principal balance of the Loan shall bear interest at a rate of interest equal to eight and twenty-five hundredths percent (8.25%) per annum (the "Contract Rate"). From and after the Anticipated Payment Date through and including the Maturity Date, the outstanding principal balance of the Loan shall bear interest at a rate per annum equal to the greater of (i) the Contract Rate plus two percentage points (2%) or (ii) the Treasury Rate plus two percentage points (2%); provided, however, if after the Anticipated Payment Date at any time the Loan is not subject to a Securitization, such Adjusted Rate shall be increased three percentage points (3%) per annum for so long as the Loan is not subject to a Securitization (the "Adjusted Rate").

Section 2.3  Terms of Payment.

                  2.3.1 Interest and Principal. The Loan shall be payable as follows: (i) payment of interest only on the date hereof for the period from the date hereof through the last day of the current month (unless the Closing Date is the first day of a calendar month, in which case no such interest is due); and (ii) thereafter a constant payment of $292,639.84 (the "Monthly Debt Service Payment Amount"), on the first day of January, 2001 and on each Payment Date thereafter; each of such payments, to be applied (A) to the payment of interest computed at the Contract Rate and (B) the balance applied toward reduction of the principal sum. The constant payment required hereunder is based upon a twenty-five (25) year amortization schedule for the Allocated Loan Amounts for all of the Properties except as may otherwise be indicated on Schedule I.

                  2.3.2 To the  extent the Loan is  outstanding,  from and after the Anticipated Payment Date interest shall accrue on the unpaid principal balance from time to time outstanding on the Loan at the Adjusted Rate. Borrower shall continue to make payments of principal and interest in monthly installments beginning on the Anticipated Payment Date and on the first day of each calendar month thereafter up to and including the Maturity Date in an amount equal to the Monthly Debt Service Payment Amount and, notwithstanding the following provision with respect to Accrued Interest, the failure to make any such payment as and when due shall constitute an Event of Default. Each Monthly Debt Service Payment Amount paid after the Anticipated Payment Date shall be applied to the payment of interest computed at the Contract Rate with remainder applied to reduce the outstanding principal balance of the Loan in accordance with Section 2.3(a) above. Interest accrued at the Adjusted Rate and not paid shall be deferred and added to the Debt and shall earn interest at the Adjusted Rate to the extent permitted by applicable law (such accrued interest is hereinafter defined as "Accrued Interest"). In addition to such payments of principal and interest, from and after the Anticipated Payment Date, Borrower shall make payments in reduction of the outstanding principal balance of the Loan and accrued interest in monthly installments beginning on the Anticipated Payment Date and on the first day of each calendar month thereafter up to and including the Maturity Date in accordance with the terms and provisions of
Section 3.5 below.

                  2.3.3 Maturity. On the Maturity Date, Borrower shall pay to Lender all outstanding principal, accrued and unpaid interest (including Accrued Interest, if any), default interest, late charges and any and all other amounts due under the Loan Documents.

                  2.3.4 Default Rate. Upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay to Lender interest on the entire unpaid principal sum and any other amounts due at the

Default Rate. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due or until such time as Lender shall have accepted a cure of the Event of Default). Interest at the Default Rate shall be added to the Debt and shall be secured by the Mortgages. This section, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                  2.3.5 Making of Payments. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 11:00 a.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day thereafter.

                  2.3.6 Computations. Interest payable hereunder or under the Note by Borrower shall be computed on the basis of the actual number of days elapsed and a 360-day year.

                  2.3.7 Late Payment Charge. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower within five (5) days of (and including) the date it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents.

                  2.3.8 Annual Budget. For the partial year period commencing on the date hereof, and for each calendar year thereafter, the Borrower shall submit to Lender an Annual Budget not later than sixty (60) days prior to the commencement of such period or calendar year in form reasonably satisfactory to Lender, or for so long as an Operating Lease remains in effect, no later than five (5) Business Days after a budget is delivered to Borrower by an Operating Lessee pursuant to the terms of an Operating Lease. The Annual Budget submitted for the calendar year in which a Trigger Event occurs, and for each calendar year thereafter during a Trigger Period, shall be subject to Lender's written approval, which approval shall not be unreasonably withheld (each such Annual Budget as approved by Lender, an "Approved Annual Budget"). In the event that Lender objects to a proposed Annual Budget submitted by Borrower or an Operating Lessee, Lender shall advise Borrower of such objections within thirty (30) days after receipt thereof (and deliver to such party a reasonably detailed description of such objections) and Borrower shall promptly revise, or cause Operating Lessee to revise, such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise, or cause Operating Lessee to revise, the same in accordance with the process described in this subsection until the Lender approves the Annual Budget. Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

Section 2.4  Prepayment; Defeasance.

                  2.4.1 Prepayment. Borrower shall repay any outstanding principal indebtedness of the Loan in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in this Section 2.4, Borrower shall have no right to prepay all or any portion of the Loan prior to the Anticipated Payment Date. On any scheduled Payment Date occurring no earlier than ninety (90) days prior to the Anticipated Payment Date, Borrower may, at its option and upon thirty (30) days prior written notice from Borrower to Lender, prepay in whole or in part the Debt without payment of any premium. Any such payment shall be applied to the last payments of principal and interest due under the Loan. Each voluntary prepayment after ninety (90) days prior to the Anticipated Payment Date shall be made on a scheduled Payment Date and include all accrued and unpaid interest up to but not including such scheduled Payment Date or, if not paid on a scheduled Payment Date, include interest that would have accrued on such prepayment through the next regularly scheduled Payment Date. If prior to the Anticipated Payment Date and following the occurrence of any Event of Default that is continuing, Borrower shall tender payment of an amount sufficient to satisfy all or any portion of the Debt, such tender by Borrower shall be deemed to be voluntary and may be accepted or rejected by Lender in its sole discretion. If Lender accepts such tender, Borrower shall pay, in addition to the Debt, the Lockout Yield Maintenance Premium.

                  2.4.2 Voluntary Defeasance of the Loan. Provided no Event of Default exists, at any time after the Release Date and prior to the Anticipated Payment Date Borrower may voluntarily defease all or any portion of the Loan by providing Lender with U.S. Obligations that produce payments which replicate the Scheduled Defeasance Payments (hereinafter, a "Defeasance Event"). Each Defeasance Event by the Borrower shall be subject to the satisfaction of the following conditions precedent:

                           (a)  Borrower shall provide not less than thirty (30)
days prior written notice to Lender specifying the Payment Date (the "Defeasance Date") on which the Defeasance Event is to occur. Such notice shall indicate the principal amount of the Note to be defeased;

                           (b)  Borrower  shall  pay  to  Lender all accrued and
unpaid interest on the principal balance of the Note through but not including the Defeasance Date. If for any reason the Defeasance Date is not a Payment Date, the Borrower shall also pay interest that would have accrued on the Note through the next Payment Date;

                           (c)  Borrower shall pay to Lender all other sums, not
including scheduled interest or principal payments, due under the Note, this Agreement, the Mortgage, and the other Loan Documents;

                           (d)   Borrower  shall  pay  to  Lender  the  required
Defeasance Deposit for the Defeasance Event;

                           (e)  In  the  event only a portion of the Loan is the
subject of the Defeasance Event, Borrower shall prepare all necessary documents to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Note (the "Defeased Note") and the other note having a principal balance equal to the undefeased portion of the Note (the "Undefeased Note"). The Defeased Note and Undefeased Note shall have identical terms as the Note except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance Event;

                           (f)  Borrower  shall  execute  and deliver a security
agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this provision of this Section
2.4 (the  "Security Agreement");

                           (g)  Borrower shall deliver an opinion of counsel for
Borrower in form satisfactory to Lender in its reasonable discretion stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Note or Defeased Note (as applicable) to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower, and that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance Event;

                           (h)  Borrower shall deliver evidence in writing from
the applicable Rating Agencies to the effect that such release will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance Event for the Securities issued in connection with the Securitization which are then outstanding. If required by the applicable Rating Agencies, the Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies;

                           (i)   Borrower shall deliver an Officer's Certificate
certifying that the requirements set forth in this Section 2.4(b) have been satisfied;

                           (j)   Borrower shall  deliver a certificate of a "big
five" or other nationally recognized public accounting firm, acceptable to Lender certifying that the U.S. Obligations purchased with the Defeasance Deposit generate monthly amounts equal to or greater than the required scheduled Defeasance Payments;

                           (k)   Borrower shall deliver such other certificates,
documents or instruments as Lender may reasonably request; and

                           (l)   Borrower  shall  pay all  reasonable  costs and
expenses of Lender incurred in connection with the Defeasance Event, including, without limitation, any costs and expenses associated with a release of the Lien of the Mortgage as provided in Section 2.5 hereof as well as reasonable attorneys' fees and expenses.

                  2.4.3 In connection with each Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which interest and principal payments are required under the Note, in the case of a Defeasance Event for the entire outstanding principal balance of the Loan, or the Defeased Note, in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Loan, as applicable, and in amounts equal to the scheduled payments due on such dates under the Note or the Defeased Note, as applicable, (including without limitation scheduled payments of principal, interest, servicing fees (if any), the Rating Surveillance Charge and any other amounts due under the Loan Documents on such dates) and assuming such Note or Defeased Note is prepaid in full on the Anticipated Payment Date (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Cash Management Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this
Section 2.4  and  satisfy  Borrower's  obligations  under  this  Section 2.4 and
Section 2.5 shall be remitted to Borrower.

Section 2.5  Release of Property.

         Except as set forth in this Section 2.5, no repayment, . prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Mortgages on the Properties.

                  2.5.1 Release of All the Properties. If the Borrower has elected to defease the entire Note and the requirements of Section 2.4 have been satisfied, all of the Properties shall be released from the Liens of their respective Mortgages and the U.S. Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note.

                           (a)  In connection with the release of the Liens, the
Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for each Individual Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which an Individual Property is located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (A) is in compliance with all Legal Requirements, and (B) will effect such releases in accordance with the terms of this Agreement.

                  2.5.2 Release of Individual Properties. Borrower on one or more occasions may obtain (i) the individual release of an Individual Property from the Lien of the Mortgage thereon (and related Loan Documents) and (ii) the release of Borrower's obligations under the Loan Documents with respect to such Individual Property (other than those expressly stated to survive including those set forth in the Hazardous Materials Indemnity Agreement), upon satisfaction of each of the following conditions:

                           (a)  The principal balance of the Defeased Note shall
equal or exceed the Release Amount for the applicable Individual Property; provided, however, if the outstanding principal balance of the Undefeased Note is less than the Release Amount for the Individual Property to be released, the Defeased Note shall be in an amount equal to the outstanding principal balance of the Undefeased Note.

                           (b)   The  requirements  of  Section  2.4  (including
Section 2.4(b)(viii)) have been satisfied.

                           (c)   The Individual Property is transferred from the
Borrower to another Person and such Person is not the general partner or managing member of Borrower.

                           (d)   Borrower  shall submit to Lender, not less than
thirty (30) days prior to the date of such release, a release of Lien (and related Loan Documents) for such Individual Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which the Individual Property is located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (a) is in compliance with all Legal Requirements, (b) will effect such release in accordance with the terms of this Agreement, and (c) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties subject to the Loan Documents not being released).

                           (e)  After  giving  effect  to such release, the Debt
Service Coverage Ratio for all of the Properties then remaining subject to the Liens of the Mortgages shall be equal to or greater than the greater of (a) the Debt Service Coverage Ratio for the twelve (12) full calendar months as of the Closing Date, and (b) the Debt Service Coverage Ratio for all of the then remaining Properties (including the Individual Property to be released) for the twelve (12) full calendar months immediately preceding the release of the Individual Property.

                           (f)   After  giving  effect to  such release, the LTV
Ratio for all of the Properties then remaining subject to the Liens of the Mortgages shall be equal to or less than the greater of (a) the LTV Ratio as of the Closing Date, and (b) the LTV Ratio for all of the then remaining Properties (including the Individual Property to be released) for the twelve (12) full calendar months immediately preceding the release of the Individual Property.

                  2.5.3 Successor Borrower. In connection with any release of a Lien under this Section 2.5, Borrower may, or at the request of Lender shall, establish or designate a successor entity (the "Successor Borrower") which shall be a single purpose bankruptcy remote entity approved by Lender, and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under such documents. The Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note, as applicable, in accordance with this Section 2.5, but Borrower shall pay (i) to the Lender, all reasonable costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith and (ii) to the Successor Borrower as additional consideration for assuming the obligations of Borrower, all amounts reasonably estimated by Lender to be payable by the Successor Borrower for taxes and other costs and expenses (including, without limitation franchise and income taxes, if any) of maintaining the existence of the Successor Borrower through the final maturity date of the Note.

Section 2.6  Substitution of Properties.

         Subject to the terms and conditions set forth in . this Section 2.6, Borrower may obtain a release of the Lien of a Mortgage (and the related Loan Documents) encumbering an Individual Property (individually, a "Substituted Property" and collectively, the "Substituted Properties") by substituting therefor another hotel property of like kind and quality acquired by Borrower (individually, a "Substitute Property" and collectively, the "Substitute Properties"), provided that unless Lender shall have otherwise expressly consented, (i) the Allocated Loan Amounts of any and all Substituted Properties in the aggregate comprise no more than twenty-five percent (25%) of the Allocated Loan Amounts for all of the Properties, and (ii) no more than two (2) Individual Properties shall be Substituted Properties, and provided further that the following conditions precedent are satisfied:

                  2.6.1  the Anticipated Payment Date shall have not occurred.

                  2.6.2 Lender shall have received at least sixty (60) days prior written notice requesting the substitution and identifying the Substitute Property and Substituted Property.

                  2.6.3 Lender shall have received a copy of a deed conveying all of Borrower's right, title and interest in and to the Substituted Property to an entity other than Borrower pursuant to an arms length transaction and a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county in which the Substituted Property is located.

                  2.6.4 Lender shall have received a fee in the amount of one-quarter of one percent (0.25%) of the Allocated Loan Amount for the Substitute Property.

                  2.6.5 If the Loan is part of a Securitization, Lender shall have received an appraisal of the Substitute Property and Substituted Property, dated no more than sixty (60) days prior to the substitution date, by an appraiser acceptable to the Rating Agencies.

                  2.6.6 The fair market value of the Substitute Property is not less than one hundred five percent (105%) of the greater of (i) the fair market value of the Substituted Property as of the Closing Date and (ii) the fair market value of the Substituted Property as of the date immediately preceding the substitution, which determination shall be made by (A) Lender in its sole discretion if the Loan is not part of a Securitization and (B) Lender based on the appraisals delivered pursuant to clause (e) above if the Loan is part of a Securitization.

                  2.6.7 After giving effect to the substitution, the Debt Service Coverage Ratio for the Loan for all of the Properties (excluding the Substituted Property and including the Substitute Property) is not less than the Debt Service Coverage Ratio for the Loan for all of the Properties as of the Closing Date and as of the date immediately preceding the substitution.

                  2.6.8 The Net Operating Income for the Substitute Property does not show a downward trend over the three (3) years immediately prior to the date of substitution.

                  2.6.9 The Net Operating Income and Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the Substitute Property is greater than one hundred five percent (105%) of the Net Operating Income and Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the Substituted Property.

                  2.6.10 If the Loan is part of a Securitization, Lender shall have received confirmation in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding. If the Loan is not part of a Securitization, Lender shall have consented in writing to such substitution, which consent shall be given in Lender's sole discretion and not unreasonably withheld.

                  2.6.11 No Potential Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing, stating that the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the substitution with respect to Borrower, the Properties and the Substitute Property and containing any other representations and warranties with respect to Borrower, the Properties, the Substitute Property or the Loan as the Rating Agencies may require, unless such certificate would be inaccurate, such certificate to be in form and substance satisfactory to the Rating Agencies.

                  2.6.12 Borrower shall (i) have executed, acknowledged and delivered to Lender (A) a Mortgage, an Assignment of Leases and Rents and two UCC-1 Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Mortgage, Assignment of Leases and Rents and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Mortgage, Assignment of Leases and Rents and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statements in the office of the Secretary of State (or other central filing office) of the state in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable Liens upon the Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents and (B) a

Hazardous Materials Indemnity Agreement with respect to the Substitute Property and (ii) have caused the Joinder Parties to acknowledge and confirm their respective obligations under the Loan Documents. The Mortgage, Assignment of Leases and Rents, UCC-1 Financing Statements and Hazardous Materials Indemnity Agreement shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Substituted Property subject to modifications reflecting only the Substitute Property as the Individual Property that is the subject of such documents and such modifications reflecting the laws of the state in which the Substitute Property is located as shall be recommended for similar transactions by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (r) below. The Mortgage encumbering the Substitute Property shall secure all amounts evidenced by the Note, provide that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Mortgage shall be equal to one hundred twenty-five percent (125%) of the fair market value of the Substitute Property. The amount of the Loan allocated to the Substitute Property (such amount being hereinafter referred to as the "Substitute Release Amount") shall equal the Release Amount of the related Substituted Property.

                  2.6.13 Lender shall have received (i) to the extent available any "tie-in" or similar endorsement to each title insurance policy insuring the Lien of an existing Mortgage as of the date of the substitution with respect to the title insurance policy insuring the Lien of the Mortgage with respect to the Substitute Property and (ii) a title insurance policy (or a marked, signed and redated commitment to issue such title insurance policy) insuring the Lien of the Mortgage encumbering the Substitute Property, issued by the title company that issued the title insurance policies insuring the Lien of the existing Mortgages and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the title insurance policy insuring the Lien of the Mortgage encumbering the Substituted Property. The title insurance policy issued with respect to the Substitute Property shall (A) provide coverage in the amount of the Substitute Release Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Substitute Release Amount, (B) insure Lender that the relevant Mortgage creates a valid first lien on the fee simple interest in the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain such endorsements and affirmative coverages as are then available and are contained in the title insurance policies insuring the Liens of the existing Mortgages, and (D) name Lender as the insured. Lender also shall have received copies of paid receipts or other evidence showing that all premiums in respect of such endorsements and title insurance policies have been paid.

                  2.6.14 Lender shall have received a current survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Survey. Such survey shall reflect the same legal description contained in the title insurance policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property (unless such real property has been satisfactorily designated by lot number on a recorded plat). The surveyor's seal shall be affixed to each survey and each survey shall certify that the surveyed property is not located in a "one-hundred-year flood hazard area."

                  2.6.15 Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

                  2.6.16 Lender shall have received a Phase I environmental report acceptable to Lender and, if recommended under the Phase I environmental report, a Phase II environmental report acceptable to Lender, which conclude that the Substitute Property does not contain any Hazardous Materials and is not subject to any risk of contamination from any off-site Hazardous Materials. If any such report discloses the presence of any Hazardous Materials or the risk of contamination from any off-site Hazardous Materials, such report shall include an estimate of the cost of any related remediation and Borrower shall deposit with Lender an amount equal to one hundred twenty-five percent (125%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (i) an update to such report indicating that there is no longer any Hazardous Materials on the Substitute Property or any danger of contamination from any off-site Hazardous Materials that has not been fully remediated and (ii) paid receipts indicating that the costs of all such remediation work have been paid.

                  2.6.17 Borrower shall deliver or cause to be delivered to Lender (i) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender on the Closing Date;
(ii) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction); and (iii) resolutions of Borrower authorizing the substitution and any actions taken in connection with such substitution.

                  2.6.18 Lender shall have received the following opinions of Borrower's counsel: (i) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (l) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (ii) an opinion of counsel acceptable to the Rating Agencies if the Loan is part of a Securitization, or the Lender if the Loan is not part of a Securitization, stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (l) above were duly authorized, executed and delivered by Borrower and that the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound; (iii) an opinion of counsel acceptable to, the Rating Agencies if the Loan is part of a Securitization, or the Lender if the Loan is not part of a Securitization, stating that subjecting the Substitute Property to the Lien of the related Mortgage and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder; (iv) an update of the Insolvency Opinion indicating that the substitution does not affect the opinions set forth therein; (v) an opinion of counsel acceptable to, the Rating Agencies if the Loan is part of a Securitization, or the Lender if the Loan is not part of a Securitization, stating that the substitution and the related transactions are arms length transactions and do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and (vi) if the Loan is part of a Securitization, an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust.

                  2.6.19 Borrower or Operating Lessee shall have paid, or escrowed with Lender, all Basic Carrying Costs relating to each of the Properties and the Substitute Property, including without limitation, (i) accrued but unpaid insurance premiums relating to each of the Properties and the Substitute Property, and (ii) currently due and payable Taxes (including any in arrears) relating to each of the Properties and the Substitute Property and
(iii) currently due and payable maintenance charges and other impositions relating to each of the Properties and Substitute Property.

                  2.6.20 Borrower shall have paid or reimbursed Lender for all reasonable costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

                  2.6.21 Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the most current completed fiscal year and a current operating statement for the Substituted Property, each certified to Lender as being true and correct and a certificate from Borrower certifying that there has been no adverse change in the financial condition of the Substitute Property since the date of such operating statements.

                  2.6.22 Borrower shall have delivered to Lender estoppel certificates from any existing tenants of the Substitute Property (including, all tenants under operating leases). All such estoppel certificates shall be substantially in the form approved by Lender in connection with the origination of the Loan and shall indicate that (i) the subject lease is a valid and binding obligation of the tenant thereunder, (ii) there are no defaults under such lease on the part of the landlord or tenant thereunder, (iii) the tenant thereunder has no defense or offset to the payment of rent under such leases, (iv) no rent under such lease has been paid more than one (1) month in advance, (v) the tenant thereunder has no option under such lease to purchase all or any portion of the Substitute Property, and (vi) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

                  2.6.23 Lender shall have received copies of all tenant leases (including any operating leases) affecting the Substitute Property certified by Borrower as being true and correct.

                  2.6.24 Lender shall have received (i) TRS Subordination Agreements with respect to any TRS Leases affecting the Substitute Property,
(ii) subordination agreements substantially in the form of TRS Subordination Agreements with respect to any Operating Leases that are not TRS Leases, and
(iii) subordination agreements substantially in the form then used by Lender with respect to all other tenants at the Substitute Property.

                  2.6.25 Lender shall have received (i) an endorsement to the title insurance policy insuring the Lien of the Mortgage encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the title insurance company issuing such Title Insurance Policy stating that the Substitute Policy constitutes a separate tax lot or (ii) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

                  2.6.26 Lender shall have received a Physical Conditions Report with respect to the Substitute Property stating that the Substitute Property and its use comply in all material respects with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste. If compliance with any Legal Requirements are not addressed by the Physical Conditions Report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA 3.1 zoning endorsement to the title insurance policy delivered pursuant to clause (m) above (with respect to zoning laws) or a subdivision endorsement to the title insurance policy delivered pursuant to clause (m) above (with respect to subdivision laws). If the Physical Conditions Report recommends that any repairs be made with respect to the Substitute Property, such Physical Conditions Report shall include an estimate of the cost of such recommended repairs and Borrower shall deposit with Lender an amount equal to one hundred twenty-five percent (125%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (i) an update to such Physical
Conditions Report or a letter from the engineer that prepared such Physical Conditions Report indicating that the recommended repairs were completed in good and workmanlike manner and (ii) paid receipts indicating that the costs of all such repairs have been paid.

                  2.6.27 (i) Lender shall have received a certified copy of an amendment to the Management Agreement reflecting the deletion of the Substituted Property and the addition of the Substitute Property as a property managed pursuant thereto and Manager shall have executed and delivered to Lender an amendment to the Assignment of Management Agreement reflecting such amendment to the Management Agreement; or (ii) Lender shall have received a Replacement Management Agreement.

                  2.6.28 Lender shall have received a certified copy of the franchise agreement with respect to the Substitute Property and franchisor shall have executed and delivered to Lender an estoppel letter in the same form delivered with respect to the other Properties in connection with the closing of the Loan.

                  2.6.29 Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as requested by the Rating Agencies if the Loan is part of a Securitization, or the Lender if the Loan is not part of a Securitization.

                  2.6.30 Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property (other than the Management Agreement) together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto.

                  2.6.31  Borrower shall submit to Lender,  not less than thirty
(30) days prior to the date of such substitution, a release of Lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.6 have been satisfied.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its Lien from the Substituted Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Agreement and the Substitute Release Amount with respect to such Substitute Property shall be deemed to be the Release Amount with respect to such Substitute Property for all purposes hereunder.

                                   ARTICLE III
                     SECURITY; RESERVES AND CASH MANAGEMENT

Section 3.1  Security; Establishment of Funds.

         The Loan shall be evidenced by the . Note of Borrower, in the original principal amount of the Loan. The Loan shall be secured by the Mortgage creating a first lien on the Properties, the Assignment of Leases and Rents and the other Loan Documents. As further security for the Loan, Borrower agrees to establish the following reserves with Lender, to be held by Lender as security for the
Loan:

                  3.1.1   Required Repairs Fund.

         On the date hereof, Borrower shall deposit with . Lender the amount of Eighty-Six Thousand Four Hundred Seven and No/100 Dollars ($86,407.00) (the "Required Repair Fund") to perform the required repairs set forth on Schedule II attached hereto by no later than (i) six (6) months from the Closing Date for those items on Schedule II marked with an asterisk (*), and (ii) one hundred twenty (120) days from the Closing Date for the remainder of the items on
Schedule II;

                  3.1.2  Replacement Escrow Fund.

                           (a)   For  the  partial year period commencing on the
date hereof, and for each calendar year thereafter, Borrower shall submit to Lender, as part of the Annual Budget required under this Agreement, a budget for fixtures, furniture and equipment and other replacements and repairs required to be made to the Properties during the calendar year (collectively, the "Replacements"). Such Annual Budget shall provide for Replacements equal to or greater than four percent (4%) of annual Operating Revenues on an aggregate basis for all Properties (the "Replacements Budget").

                           (b)   Borrower  shall  deposit  with  Lender  on each
Payment Date an amount equal to one-twelfth of the amount of the Replacement Budget for the then-current calendar year (the "Replacement Escrow Fund Monthly Deposit") as security for completion by Borrower of the Replacements (the "Replacement Escrow Fund"); provided, however, Borrower shall not be required to make such Replacement Escrow Fund Monthly Deposit so long as neither an Event of Default nor a Trigger Event has occurred and within twenty (20) days following the end of each calendar quarter, Borrower provides Lender with reports, in form and substance reasonably satisfactory to Lender, of the expenditures made by Borrower for the Replacements for each Property during such calendar quarter. If the actual expenditures made by Borrower for the Replacements for all of the Properties, in the aggregate, for the preceding four
(4) calendar quarters is less than the Replacements Budget for all of the Properties, in the aggregate, Borrower shall deposit an amount equal to any such difference in the Replacement Escrow Fund for disbursement pursuant to Section
3.3. Notwithstanding the preceding sentence to the contrary, for purposes of calculating the amount of any such deposit required to be made by Borrower, actual expenditures made by Borrower shall not include any amounts disbursed to Borrower from the Replacement Escrow Fund. In the event Borrower fails to provide Lender with reasonably satisfactory evidence of the expenditures made by Borrower for the Replacements during each calendar quarter within twenty (20) days following the end of such calendar quarter, Borrower shall deposit an amount equal to one-quarter of the Replacements Budget in the Replacement Escrow Fund for disbursement pursuant to Section 3.3.

                  3.1.3 Debt Service Escrow Fund. On the date hereof, Borrower shall deposit with Lender an amount equal to Eight Hundred Seventy-Seven Thousand Nine Hundred and Nineteen and 51/100 Dollars ($877,919.51) (said amount so deposited shall hereinafter be referred to as the "Debt Service Escrow Fund"). In lieu of making or in substitution of any deposit to the Debt Service Escrow Fund required pursuant to this Section 3.1(c), Borrower may deliver to Lender as additional security for the Debt an unconditional Letter of Credit in an amount equal to the amount required to be deposited to the Debt Service Escrow Fund (the "Debt Service Letter of Credit"). Provided no Event of Default shall have occurred and be continuing, Lender shall release the Debt Service Escrow Fund to Borrower on the date that is one hundred twenty (120) days following the date on which each Operating Lessee is either (i) a TRS Lessee, or
(ii) a Single Purpose Entity.

                  3.1.4 Ground Lease Escrow Fund. On the date hereof, Borrower shall deposit with Lender an amount equal to one-twelfth of the annual amount of all rent and any and all other charges which may be due by Borrower under the Ground Leases during the calendar year (said amount, hereinafter called the "Ground Rent Deposit" and all such amounts deposited with Lender, hereinafter called, collectively, the "Ground Lease Escrow Fund"). Such Ground Rent Deposit may be increased by Lender in the amount Lender deems is necessary in its reasonable discretion based on any increases in the rent due under any of the Ground Leases. In lieu of making or in substitution of the Ground Rent Deposit required pursuant to this Section 3.1(d), Borrower may deliver to Lender as additional security for the Debt an unconditional Letter of Credit in an amount equal to the Ground Rent Deposit (the "Ground Rent Letter of Credit"). Notwithstanding the foregoing, upon the occurrence of a Trigger Event and during the continuance of a Trigger Period, in accordance with and pursuant to Section 3.5(e), on each Payment Date Borrower shall deposit with Lender into the Ground Lease Escrow Fund an amount equal to the Ground Rent Deposit in order to accumulate with Lender sufficient funds to pay all sums payable under the Ground Leases at least ten (10) Business Days prior to the date due. Lender shall apply the Ground Lease Escrow Fund to payments of rent due under the Ground Leases prior to the delinquency thereof, provided, however, in no event shall the amount of the Ground Lease Escrow Fund be less that the Ground Rent Deposit.

                  3.1.5 PIP Escrow Fund. On the date hereof Borrower shall deposit with Lender an amount equal to Five Hundred Thousand and No/100 Dollars ($500,000.00) and upon the occurrence of a PIP Noncompliance and prior to a PIP Release Event, Borrower shall deposit with Lender the PIP Required Amount in accordance with and pursuant to Section 3.5(e) (such amounts so deposited shall hereinafter be referred to as the "PIP Escrow Fund"), which amounts shall be disbursed to Borrower from the PIP Escrow Fund for the completion of the PIP Requirements and otherwise in accordance with Section 3.3.

Section 3.2  Pledge and Grant of Security Interest.

         Borrower hereby pledges to Lender, and grants a security interest in, any and all monies now or hereafter deposited in the Funds as additional security for the payment of the Loan. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Funds or permit any lien or encumbrance to attached thereto, or any levy to be made thereon, or any UCC-1 Financing Statements (except those naming Lender as the secured party) to be filed with respect thereto. The Funds shall (a) be held in Lender's name and may be commingled with Lender's own funds at financial institutions selected by Lender in its sole discretion and (b) bear interest at available money market rates. Any interest earned on the Funds shall be disbursed or applied in the same manner and subject to the same terms and conditions as the Funds. All earnings on the Funds shall be added to and become part of the Funds and shall be for the benefit of Borrower, subject to Lender's rights pursuant to this Agreement. Lender shall not be responsible for any losses resulting from the investment of the Funds or for obtaining any specific level or percentage of earning on the Funds. Borrower shall be liable for any income taxes due on the earnings from the Funds. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Funds to the payment of the Loan in any order in its sole discretion. Until expended or applied as above provided, the Funds shall constitute additional security for the Loan.

Section 3.3  Disbursement of Funds.

                  3.3.1 Lender may reassess its estimate of the amount necessary for the Funds from time to time and may adjust the monthly amounts required to be deposited into the Funds upon thirty (30) days notice to Borrower. Notwithstanding the foregoing, in the event the Lender shall at any time increase the Replacement Escrow Fund Monthly Deposit then required, Borrower, may at its election, request that Lender obtain, at the sole cost, fee and expense of Borrower, an engineering report commissioned by Lender from an engineer to be selected by Lender in its reasonable discretion, in which case the Replacement Escrow Fund Monthly Deposit shall be adjusted by Lender based on such engineering report, provided that in no event shall the Replacement Escrow Fund Monthly Deposit be decreased below the applicable amount then required.

                  3.3.2 Lender shall make disbursements from the Funds as requested by Borrower, and approved by Lender in its sole discretion, on a monthly basis in increments of no less than $5,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of paid invoices for the amounts requested and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. To the extent Borrower has not provided satisfactory evidence to Lender in its reasonable discretion in connection with the requested disbursement, Lender may require an inspection of the Properties at Borrower's expense prior to making a monthly disbursement in order to verify completion of replacements and repairs for which reimbursement is sought. Lender shall have no obligation to release any of the Funds while any Event of Default or Potential Default then exists. All third party, out-of-pocket costs and expenses incurred by Lender in the disbursement of any of the Funds shall be paid by Borrower promptly upon demand.

Section 3.4  Intentionally Omitted.

Section 3.5  Cash Management Account.

                  3.5.1 Simultaneously with the execution hereof Borrower has entered into a cash management account agreement among Borrower, Lender and one or more certain financial institutions (together with any modifications or amendments thereof, are hereinafter collectively referred to as the "Cash Management Agreement"), which provide, among other things, that (i) all Operating Lease Rent shall be deposited in accordance with the Cash Management Agreement, and (ii) if any TRS Lease is in effect, all other sums collected with respect to the Properties and payable to a TRS Lessee shall be deposited in accordance with the Cash Management Agreement and that such amounts shall be disbursed in accordance with Section 3.5 hereof. Borrower shall pay all reasonable costs and expenses required under the Cash Management Agreement. Upon the occurrence of an Event of Default, Lender may apply any sums then held pursuant to the Cash Management Agreement to the payment of the Debt in any order in its sole discretion. Until expended or applied, amounts held pursuant to the Cash Management Agreement shall constitute additional security for the Debt.

                  3.5.2  Borrower  shall  establish  and  maintain a  segregated
Eligible Account (the "Cash Management Account") to be held by the Servicer in trust for the benefit of Lender, which Cash Management Account shall be under the sole dominion and control of Lender, subject to the Cash Management Agreement. The Cash Management Account shall be entitled "General Electric Capital Corporation, as Lender, to EQI Financing Partnership IV, L.P. and EQI/WV Financing Partnership II, L.P., as Borrower - Cash Management Agreement." Borrower hereby grants to Lender a first priority security interest in the Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Cash Management Account, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof. Subject to this Agreement and the Cash
Management Agreement, Lender and Servicer shall have the sole right to make withdrawals from the Cash Management Account and all reasonable costs and expenses for establishing and maintaining the Cash Management Account shall be paid by Borrower.

                  3.5.3 Borrower shall deliver written instructions to each Operating Lessee (that is not a TRS Lessee) to deliver all Operating Lease Rent received by each such Operating Lessee directly to the Cash Management Account. Borrower shall deliver written instructions to each Manager of any Individual Property that is subject to a TRS Lease to deliver all Rents payable to the TRS Lessee received by Manager directly to the Cash Management Account. Borrower shall, and shall cause each TRS Lessee to, deposit into the Cash Management Account promptly upon receipt all amounts received by Borrower or the TRS Lessee constituting Rents.

                  3.5.4 Provided no Event of Default shall have occurred and be continuing, and provided no Trigger Event has occurred and no Trigger Period shall be continuing, then all Funds on deposit on the Cash Management Account shall be disbursed in accordance with the Cash Management Agreement to the Borrower Account (as defined in the Cash Management Agreement).

                  3.5.5 Except as otherwise provided herein, following the occurrence of a Trigger Event and during the continuance of a Trigger Period, provided no Event of Default shall have occurred and be continuing, on the first day of each calendar month (or, if such day is not a Business Day, on the immediately preceding Business Day) all funds on deposit in the Cash Management Account shall be applied by Lender to the payment of the following items in the order indicated:

                           (a)   First, payments to the Ground Lease Escrow Fund
in accordance with the terms and conditions hereof;

                           (b)  Second, payments to the Tax and Insurance Escrow
Fund in accordance with the terms and conditions of Section 5.4 hereof;

                           (c)   Third,  payment  of  the  Monthly  Debt Service
Payment Amount, applied first to the payment of interest computed at the Contract Rate with the remainder applied to the reduction of the outstanding principal balance of the Note;

                           (d)   Fourth, payments to the Replacement Escrow Fund
in accordance with the terms and conditions hereof;

                           (e)   Fifth,  payment  to  the  Lender  of any  other
amounts then due and payable under the Loan Documents (other than Accrued Interest);

                           (f)   Sixth, on or after the Anticipated Payment Date
or during the continuance of a PIP Noncompliance Period, payments for monthly Cash Expenses incurred in accordance with the related Approved Annual Budget pursuant to a written request for payment submitted by Borrower to Lender specifying the individual Cash Expenses in a form acceptable to Lender;

                           (g) Seventh, on or after the Anticipated Payment Date
or  during   the  continuance  of  a  PIP  Noncompliance  Period,  payments  for
Extraordinary Expenses approved by Lender, if any;

                           (h)   Eighth,   during  the  continuance  of  a   PIP
Noncompliance Period, payments to the PIP Escrow Fund in accordance with the terms and conditions hereof until the amount on deposit is equal to the PIP Required Amount;

                           (i)  Ninth, on or after the Anticipated Payment Date,
payments to Lender in reduction of the outstanding principal balance of the Loan;

                           (j)  Tenth, on or after the Anticipated Payment Date,
payments to Lender for Accrued Interest; and

                           (k)   Lastly,   payment  of  any  excess  amounts  to
Borrower.

                  3.5.6 The insufficiency of funds on deposit in the Cash Management Account shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

                  3.5.7 All funds on deposit in the Cash Management Account following the occurrence of an Event of Default may be applied by Lender in such order and priority as Lender shall determine; provided, however, that any amounts in excess of amounts necessary to pay the Debt in full shall be released to Borrower.

Section 3.6  Payments Received Under the Cash Management Agreement.

         Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, following the occurrence of a Trigger Event, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for the Tax and Insurance Escrow Fund, Required Repair Fund, Replacement Escrow Fund and any other payment reserves established pursuant to this Agreement or any other Loan Document shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Management Account established pursuant to the Cash Management Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

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






                                   ARTICLE IV
                              CONDITIONS PRECEDENT

Section 4.1  Closing Conditions.

         The obligation of Lender to make the Loan hereunder . is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

                  4.1.1  Representations   and   Warranties;   Compliance   with
Conditions.

         The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Potential Default or an Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

                  4.1.2 Loan Agreement and Note. Lender shall have received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

                  4.1.3 Delivery of Loan Documents; Title Insurance; Reports; Leases.

                           (a)  Mortgages, Assignments of Leases, Assignments of
Agreements. Lender shall have received from Borrower fully executed and acknowledged counterparts of the Mortgages and the Assignments of Leases relating to each of the Properties and evidence that counterparts of the Mortgages and Assignments of Leases have been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording valid and enforceable Liens upon such Properties, of the requisite priority, in favor of Lender (or such other trustee as may be required or desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of the other Loan Documents.

                           (b)  Title  Insurance.   Lender  shall  have received
title insurance policies (or marked title commitments or pro forma policies) issued by a title company acceptable to Lender and dated as of the Closing Date, with reinsurance nd direct access agreements acceptable to Lender. Such title insurance policies shall (A) provide coverage in amounts satisfactory to Lender,
(B) insure Lender that the relevant Mortgage creates a valid lien on Borrower's interest in the Individual Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain such endorsements and affirmative coverages as Lender may reasonably request, and (D) name Lender as the insured. The title insurance policies shall be assignable. Lender also shall have received evidence that all premiums in respect of such title insurance policies have been paid.

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






                           (c)   Survey.   Lender  shall have received a current
title survey for each Individual Property, certified to the title company and Lender and their successors and assigns, in form and content satisfactory to
Lender and prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance the 1992 Minimum Standard Detail
Requirements for ALTA/ACSM Land Title Surveys. The survey should meet the classification of an "Urban Survey" and the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A) should be added to each survey: 2, 3, 4, 6, 7, 8, 9, 10, 11 and 13. Such survey shall reflect the same legal description contained in the title insurance policies relating to such Individual Property referred to in clause (ii) above and shall include, among other things, a metes and bounds description of the real property comprising part of such Individual Property reasonably satisfactory to Lender (unless such real property is designated by lot number pursuant to a recorded plat). The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

                           (d)   Insurance.   Lender  shall  have received valid
certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period.

                           (e)   Environmental  Reports.     Lender  shall  have
received an environmental report in respect of each Individual Property, in each case satisfactory to Lender.

                           (f)    Zoning.    With  respect  to  each  Individual
Property, Lender shall have received, at Lender's option, (i) letters or other evidence with respect to each Individual Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, (ii) an ALTA 3.1 zoning endorsement for the applicable title insurance policy, or (iii) a zoning opinion letter, in substance reasonably satisfactory to Lender.

                           (g)   Encumbrances.    Borrower  shall  have taken or
caused to be taken such actions in such a manner so that Lender has a valid and perfected Lien of the requisite priority as of the Closing Date with respect to each Mortgage in the applicable Individual Property, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

                  4.1.4 Related Documents. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

                  4.1.5 Delivery of Organizational Documents. On or before the Closing Date, Borrower shall deliver or cause to be delivered to Lender (i) copies certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its sole discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

                  4.1.6 Opinions of Borrower's Counsel. Lender shall have received opinions of Borrower's counsel (i) with respect to non-consolidation, true sale or true contribution, and fraudulent transfer issues, and (ii) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may require, all such opinions in form, scope and substance satisfactory to Lender and Lender's counsel in their reasonable discretion.

                  4.1.7 Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

                  4.1.8 Payments. All payments, deposits or escrows required to be made or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

                  4.1.9 Franchisor Estoppel. Lender shall have received an executed franchisor estoppel letter which shall be in form and substance satisfactory to Lender from the franchisor under each of the franchise agreements listed on Schedule IV annexed hereto.

                  4.1.10 Tenant Estoppels; Ground Lessor Estoppels. Lender shall have received an executed estoppel letter, which shall be in form and substance satisfactory to Lender, from (i) each Operating Lessee and any other tenant requested by Lender and (ii) each Ground Lessor.

                  4.1.11 Budgets. Borrower shall have delivered, and Lender shall have approved, the Annual Budget for the current calendar year.

                  4.1.12   Basic Carrying Costs.   Borrower  shall have paid all
Basic Carrying Costs relating to each of the Properties which are in arrears.

                  4.1.13   Transaction  Costs.   Borrower  shall  have  paid  or
reimbursed Lender for all title insurance premiums and recording and filing fees incurred in connection with the origination of the Loan.

                  4.1.14  Material  Adverse  Change.  There  shall  have been no material adverse change in the financial condition or business condition of Borrower, any Operating Lessee or the Property since the date of the most recent financial statements delivered to Lender. The income and expenses of the Property, the Operating Leases thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. Neither Borrower nor any Operating Lessee shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

                  4.1.15 Leases. Lender shall have received copies of all tenant Leases, certified copies of any tenant Leases as requested by Lender and certified copies of all ground Leases affecting the Property.

                  4.1.16 Subordination, Non-Disturbance and Attornment. Lender shall have received a Subordination, Non-Disturbance and Attornment Agreement with respect to each Operating Lease.

                  4.1.17 Tax Lot. Lender shall have received evidence that the Property constitutes a separate tax lot, which evidence shall be reasonably satisfactory in form and substance to Lender.

                  4.1.18 Physical Conditions Reports. Lender shall have received Physical Conditions Reports with respect to the Property, which reports shall be reasonably satisfactory in form and substance to Lender.

                  4.1.19   Management  Agreement.   Lender shall have received a
certified copy of the Management Agreement with respect to the Property which shall be satisfactory in form and substance to Lender.

                  4.1.20 Appraisal. Lender shall have received an appraisal of the Property, which shall be satisfactory in form and substance to Lender.

                  4.1.21 Financial Statements. Lender shall have received a balance sheet with respect to the Property for the two most recent calendar years and statements of income and statements of cash flows with respect to the Property for the three most recent calendar years.

                  4.1.22 Operating Lease. Lender shall have received a certified copy of each Operating Lease between Borrower and each Operating Lessee with respect to the Properties, which shall be reasonably satisfactory in form and substance to Lender.

                  4.1.23 Further Documents. Lender or its counsel shall have received such other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested and the form and content of all the Loan Documents.

                                    ARTICLE V
                      INSURANCE, CONDEMNATION, AND IMPOUNDS

Section 5.1  Insurance, Casualty and Condemnation.

                  5.1.1 Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and each of the Individual Properties providing at least the following coverages:

                           (a)      comprehensive  all  risk  insurance  on  the
Improvements and the Personalty, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Loan; (B) containing an agreed amount endorsement with respect to the Improvements and Personalty waiving all co-insurance provisions; (C) providing for no deductible in excess of Ten Thousand and No/100 Dollars ($10,000) for all such insurance coverage; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Individual Property shall at any time constitute legal non-conforming structures or uses. In addition, Borrower shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require; and (z) earthquake insurance in amounts and in form and substance reasonably satisfactory to Lender in the event the Individual Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i).

                           (b)   commercial  general liability insurance against
claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Individual Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit of not less than Two Million and No/100 Dollars ($2,000,000) in the aggregate and One Million and No/100 Dollars ($1,000,000) per occurrence (and, if on a blanket policy, containing an "Aggregate Per Location" endorsement); (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; 2) products and completed operations on an "if any" basis; (3) independent contractors; (4)
blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in the Mortgages to the extent the same is available;

                           (c)   business income insurance (A) with loss payable
to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personalty has been repaired, the continued loss of income will be insured until (x) the Individual Property is repaired or replaced and such income returns to the same level it was at prior to the loss, (y) if such income has not returned to the same level it was at prior to the loss, six (6) months following the date on which the Individual Property is repaired or replaced, or (z) or the expiration of twelve (12) months from the date that the Individual Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; (D) in an amount equal to one hundred percent (100%) of the projected gross operating profit plus the Management Fees from the Individual Property for a period of twelve (12) months from the date that the Individual Property is repaired or replaced and operations are resumed; and
(E) providing for "extra expense" coverage in an amount reasonably satisfactory to Lender. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on
Borrower's reasonable estimate of the projected gross operating profit plus the Management Fees from the Individual Property for the succeeding twelve
(12) month period. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

                           (d)    at   all   times   during   which   structural
construction, repairs or alterations are being made with respect to the Improvements, and only if the Individual Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) above, (3) including permission to occupy the Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                           (e)   workers' compensation, subject to the statutory
limits of the state in which the Individual Property is located, and employer's liability insurance with a limit of at least One Million and No/100 Dollars ($1,000,000) per accident and per disease per employee, and One Million and No/100 Dollars ($1,000,000) for disease aggregate in respect of any work or operations on or about the Individual Property, or in connection with the Individual Property or its operation (if applicable);

                           (f)   comprehensive boiler and machinery insurance on
terms consistent with the commercial property insurance policy required under subsection (i) above in amounts equal to the lesser of Two Million and No/100 Dollars ($2,000,000) per occurrence or one hundred percent (100%) of the insurable value of the Improvements, against loss or damage from: (a) leakage of sprinkler systems; and (b) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus, now or hereafter installed in the Improvements;

                           (g)   umbrella  liability  insurance in an amount not
less than Fifty Million and No/100 Dollars ($50,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above;

                           (h)   motor  vehicle liability coverage for all owned
and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of One Million and No/100 Dollars ($1,000,000);

                           (i) so-called "dramshop" insurance or other liability
insurance required in connection with the sale of alcoholic beverages;

                           (j)  insurance  against  employee  dishonesty  in  an
amount not less than one (1) month of gross revenue from such Individual Property with a deductible not greater than Ten Thousand and No/100 Dollars ($10,000); and

                           (k)  upon sixty (60) days' written notice, such other
reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Individual Property located in or around the region in which the Individual Property is located.

                  5.1.2 All insurance provided for in Section 5.1(a) shall be obtained under valid and enforceable policies (collectively, the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located with a rating of "A-X" or better as established by Best's Rating Guide and having a claims paying ability rating of "A" or better by at least two (2) of the Rating Agencies (one of which shall be (i) Standard & Poor's if Standard & Poor's is rating the Securities issued in the Securitization of which this Loan is a part, and (ii) Moody's if Moody's is rating the Securities issued in the Securitization of which this Loan is a part). The Policies described in
Section 5.1(a) shall designate Lender as loss payee. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender.

                  5.1.3 Any blanket insurance Policy shall specifically allocate to the Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Individual Property in compliance with the provisions of Section 5.1(a), including an acknowledgement that the payment of such allocation shall continue such Policy as to the Individual Property notwithstanding any other payment of premiums.

                  5.1.4 All Policies of insurance provided for or contemplated by Section 5.1(a), except for the Policy referenced in Section 5.1(a)(v), shall name Borrower as the insured and Lender as an additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

                  5.1.5 All Policies of insurance provided for in Section 5.1(a)(v) shall contain clauses or endorsements to the effect that:

                           (a)   no  act  or  negligence  of Borrower, or anyone
acting for Borrower, or of any tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                           (b) the Policy shall not be materially changed (other
than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an additional insured;

                           (c)   each  Policy  shall  provide  that  the issuers
thereof shall give written notice to Lender if the Policy has not been renewed fifteen (15) days prior to its expiration; and

                           (d)   Lender  shall  not  be liable for any Insurance
Premiums thereon or subject to any assessments thereunder.

                  5.1.6 If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, upon five (5) days' prior written notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Individual Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate and all premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Mortgages and shall bear interest at the Default Rate.

                  5.1.7 If the Individual Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the Restoration of the Individual Property and otherwise in accordance with Section 5.1. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

                  5.1.8 In the event of foreclosure of the Mortgage with respect to the Individual Property, or other transfer of title to the Individual Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies that are not blanket Policies then in force concerning the Individual Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

Section 5.2  Condemnation.

         Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "Condemnation") affecting any of the Individual Properties and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings and Borrower shall deliver to Lender all instruments required to permit participation in such proceedings. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Award and to make any compromise or settlement in connection with any such Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any award or payment therefor (an "Award") shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If an Individual Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section
5.3. If an Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

Section 5.3  Restoration.

         The  following   provisions  shall  apply  in  connection  with  the  .
Restoration of any Individual Property:

                  5.3.1 If the Net Proceeds for such Individual Property shall be less than One Hundred Thousand and No/100 Dollars ($100,000) and the costs of completing the Restoration for such Individual Property shall be less than One Hundred Thousand and No/100 Dollars ($100,000), the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 5.3(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

                  5.3.2 If the Net Proceeds for such Individual Property are equal to or greater than One Hundred Thousand and No/100 Dollars ($100,000) or the costs of completing the Restoration for such Individual Property is equal to or greater than One Hundred Thousand and No/100 Dollars ($100,000) Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 5.3. The term "Net Proceeds" for purposes of this
Section 5.3 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 5.1 (a)(i), (iv), (vi) and (vii) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

                           (a)   The  Net  Proceeds  shall  be made available to
Borrower for Restoration provided that the Net Proceeds are received prior to the Anticipated Payment Date and each of the following conditions are met:

                           (b)   no  Event of Default shall have occurred and be
continuing;

                           (c)   (1) in the event the Net Proceeds are Insurance
Proceeds, less than thirty-five percent (35%) of the total floor area of the Improvements of the Individual Property that has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Individual Property that is taken, and such land is located along the perimeter or periphery of the Individual Property, and no portion of the Improvements is located in such land;

                           (d)   the Operating Leases shall remain in full force
and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be;

                           (e)   Borrower shall commence the Restoration as soon
as reasonably practicable (but in no event later than sixty (60) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                           (f)   Lender  shall  be  satisfied that any operating
deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Individual Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 5.1(a)(iii), if applicable, or (3) other funds of Borrower;

                           (g)  Lender shall be satisfied that the Restoration
will be completed on or before the earliest to occur of (1) six (6) months prior to the Anticipated Payment Date, (2) the earliest date required for such completion under the terms of any Operating Lease, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable or (4) the expiration of the insurance coverage referred to in Section 5.1(a)(iii);

                           (h) the Individual Property and the use thereof after
the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations (including any variances applicable to the Individual Property prior to such fire or other casualty or prior to such taking, as applicable) and all necessary operating or reciprocal easement agreements for the operation and maintenance of the Property are, or remain, in effect;

                           (i)   the Restoration shall be done and completed by
Borrower in an expeditious and  diligent  fashion and  in  compliance  with  all
applicable   governmental  laws,  rules  and  regulations   (including,  without
limitation,  all applicable environmental laws);

                           (j)   such  fire  or  other  casualty  or  taking, as
applicable, does not result in the loss of access to the Individual Property or the related Improvements;

                           (k) after giving effect to such Restoration, the Debt
Service Coverage Ratio for all of the Properties shall be equal to or greater than the Debt Service Coverage Ratio as of the Closing Date;

                           (l)  after giving effect to such Restoration, the LTV
Ratio for all of the Properties shall be equal to or less than the LTV Ratio as of the Closing Date;

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






                           (m)  Lender shall have determined that the applicable
hotel franchise or license agreement shall not be terminated with respect to the Individual Property as a result of such fire or other casualty or taking, but will remain in full force and effect during and after the completion of the Restoration of such Individual Property or that an alternative franchise agreement or commitment therefor acceptable to Lender from a nationally recognized franchisor of comparable or better reputation will be secured for the Individual Property within thirty (30) days of such fire or other casualty or taking.

                           (n)   The Net  Proceeds shall be held by Lender in an
interest-bearing account and, until disbursed in accordance with the provisions of this Section 5.3(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Individual Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the title insurance policy.

                           (o)    All  plans   and  specifications  required  in
connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by ender and the Casualty Consultant, which acceptance shall not be unreasonably withheld. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

                           (p)   In  no  event shall Lender be obligated to make
disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty C onsultant, minus the Casualty Retainage. The term "Casualty Retainage" shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 5.3(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 5.3(b) and that all approvals necessary for the re-occupancy and use of the Individual Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the title insurance policy, and Lender receives an endorsement to the title insurance policy insuring the continued priority of the lien of the related Mortgage and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                           (q)       Lender  shall  not  be  obligated  to  make
disbursements of the Net Proceeds more frequently than once every calendar month.

                           (r)    If  at  any  time  the  Net  Proceeds  or  the
undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held be Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 5.3(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

                           (s)   The excess, if any, of the Net Proceeds and the
remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 5.1(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Loan Agreement or any of the Other Loan Documents.

                  5.3.3 All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 5.1(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion.

Section 5.4  Impounds.

                  5.4.1 Borrower shall deposit with Lender, monthly, (i) one-twelfth (1/12th) of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (ii) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the insurance policies required by Lender upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to expiration (said amounts in (i) and (ii) above hereinafter called the "Tax and Insurance Escrow Fund"). At or before the advance of the Loan, Borrower shall deposit with Lender a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or penalty becomes due with respect to such payments. Deposits shall be made on the basis of Lender's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Lender's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held by Lender, without interest, and may be commingled with Lender's general funds. Borrower hereby grants to Lender a security interest in all funds so deposited with Lender for the purpose of securing the Loan. While an Event of Default exists, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Lender, as Lender may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender. Borrower shall furnish Lender with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Lender, together with amounts to be deposited by Borrower before such charges are payable, is insufficient to pay such charges, Borrower shall deposit any deficiency with Lender immediately upon demand. Lender shall pay such charges when the amount on deposit with Lender is sufficient to pay such charges and Lender has received a bill for such charges.

                  5.4.2 In lieu of making the monthly payments to the Tax and Insurance Escrow Fund required under Section 5.4(a)(ii) and provided no Event of Default exists and no Trigger Event shall have occurred and a Trigger Period continuing, Borrower shall have the option to deliver to Lender as additional security for the Debt either (i) a cash deposit (the "Static Cash Account"), or
(ii) an unconditional Letter of Credit (the "Insurance Letter of Credit"), each in an amount equal to fifty percent (50%) of the annual Insurance Premiums. In the event that Borrower, after delivering a Static Cash Account or an Insurance Letter of Credit in accordance with this Section 5.4(b), elects to resume making monthly payments to the Tax and Insurance Escrow Fund required under Section 5.4(a)(ii), Borrower shall make an initial deposit into such Tax and Insurance Escrow Fund equal to the amount reasonably estimated by Lender to be the amount that would have been on deposit in such Tax and Insurance Escrow Fund on the date thereof if Borrower had not delivered such Static Cash Account or Insurance Letter of Credit. Borrower shall give Lender thirty (30) days prior written notice of such election and Borrower shall pay to Lender all of Lender's reasonable out-of-pocket costs and expenses in connection therewith. Borrower shall not be entitled to draw from such Static Cash Account or Insurance Letter of Credit. During the time the appropriate amount of funds are on deposit in the Static Cash Account or the Insurance Letter of Credit is outstanding, Borrower shall pay, or cause to be paid, all Insurance Premiums as the same become due and payable and shall furnish to Lender evidence of payment of Insurance Premiums reasonably satisfactory to Lender at least fifteen (15) days prior to the date when such Insurance Premiums are due. Borrower shall provide Lender with written notice of any increases in the Insurance Premiums thirty (30) days prior to the effective date of any such increase and the Static Cash Account or the Insurance Letter of Credit, as applicable, shall be increased to an amount equal to fifty percent (50%) of such increased annual Insurance Premiums at least ten (10) days prior to such increase in the Insurance Premiums.

Section 5.5  Letters of Credit.

                  5.5.1 Each Letter of Credit delivered under this Agreement or any other Loan Document shall be additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Lender in its sole and absolute discretion may, but shall not be obligated to, draw upon any Letter of Credit for payments of any amounts then due and payable under the Loan Documents.

                           (a)    In addition to any other right Lender may have
to draw upon a Letter of Credit pursuant to the terms and conditions of this Agreement and the other Loan Documents, Lender shall have the additional rights to draw in full upon any Letter of Credit: (A) if Lender has not received at least thirty (30) days prior to the date on which the then outstanding Letter of Credit is scheduled to expire, a notice from the issuing bank that it has renewed the applicable Letter of Credit; (B) upon receipt of notice from the issuing bank that the applicable Letter of Credit will be terminated; and (C) thirty (30) days after Lender has received notice and given notice to the Borrower that the bank issuing the applicable Letter of Credit shall cease to be an Eligible Institution.

                           (b)   In the event that Lender draws upon a Letter of
Credit in accordance with the provisions of subsection 5.5(b)(i) above, any and all such amounts not otherwise expended by Lender shall be held by Lender as cash collateral in an interest bearing account established and maintained by Lender and Lender shall be entitled to draw upon and apply such proceeds at the time and in the manner provided in this Agreement or the other Loan Documents for draws upon the applicable Letter of Credit.

                           (c)      Notwithstanding  anything  to  the  contrary
contained above, Lender is not obligated to draw on a Letter of Credit upon the happening of an event specified in this subsection and shall not be liable for any losses sustained by Borrower due to the insolvency of the bank issuing a Letter of Credit if Lender has not drawn on the Letter of Credit.

                                   ARTICLE VI
                              ENVIRONMENTAL MATTERS

Section 6.1  Certain Definitions.

         As used herein, the following terms have the meanings indicated:

                  6.1.1 "Environmental Laws" Any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state superlien and environmental clean-up statutes and all regulations adopted in respect of the foregoing laws whether presently in force or coming into being and/or effectiveness hereafter.

                  6.1.2 "Hazardous Materials" means (i) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (ii) asbestos or asbestos- containing materials, (iii) polychlorinated biphenyls (pcbs), (iv) radon gas, (v) underground storage tanks,
(vi) any explosive or radioactive substances, (vii) lead or lead-based paint, or
(viii) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

Section 6.2  Representations and Warranties on Environmental Matters.

         To Borrower's knowledge, except as set forth in the Site Assessment delivered in connection with the origination of the Loan, (a) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, treated, discharged, disposed of or otherwise present at or about any Individual Property or any property adjacent to any Individual Property (except for cleaning and other products currently used in connection with the routine maintenance or repair of an Individual Property in full compliance with Environmental Laws) and no Hazardous Material was removed or transported from any Individual Property, (b) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of any Individual Property does not, and did not previously, violate any Environmental Laws, (c) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with any Individual Property concerning Hazardous Materials or Environmental Laws; and (d) no underground storage tanks exist on any part of any Individual Property.

Section 6.3.  Covenants on Environmental Matters.

                  6.3.1 Borrower  shall (i) comply  strictly and in all respects with applicable Environmental Laws; (ii) notify Lender immediately upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting any Individual Property; (iii) promptly remove such Hazardous Materials and remediate any Individual Property in full compliance with Environmental Laws or as reasonably required by Lender based upon the recommendations and specifications of an independent environmental consultant approved by Lender; and (iv) promptly forward to Lender copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect any Individual Property or Borrower.

                  6.3.2 Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from (i) causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about any Individual Property or the transportation of any Hazardous Materials to or from any Individual Property (except for cleaning and other products used in connection with routine maintenance or repair of any Individual Property in full compliance with Environmental Laws),
(ii) installing any  underground  storage tanks at any Individual  Property,  or
(iii) conducting any activity that requires a permit or other authorization under Environmental Laws.

                  6.3.3 Borrower shall provide to Lender, promptly upon the written request of Lender from time to time, a Site Assessment or, if required by Lender, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within any Individual Property. Borrower shall not pay the cost of any such Site Assessment or update, unless Lender's request for a Site Assessment is based on information provided under Section 6.3(a), a reasonable suspicion of Hazardous Materials at or near any Individual Property, a breach of representations under
Section 6.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrower's expense.

Section 6.4  Allocation of Risks and Indemnity.

         As between Borrower, Lender and Indemnitor, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, . upon, within, contiguous to or otherwise affecting any Individual Property, shall lie solely with Borrower and Indemnitor. Accordingly, Borrower and Indemnitor shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Lender or by law. Borrower shall indemnify, defend and hold Lender and its shareholders, directors, officers, employees and agents harmless from and against all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense and consultant fees, investigation and laboratory fees, court costs, and other litigation expenses) arising out of or associated, in any way, with (a) the non- compliance with Environmental Laws, or (b) the existence of Hazardous Materials in, on, or about any Individual Property, (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials; (d) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, (e) a breach of any representation, warranty or covenant contained in this Article 6, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, or (f) the imposition of any environmental lien encumbering any Individual Property; provided, however, Borrower shall not be liable under such indemnification to the extent such loss, liability, damage, claim, cost or expense results solely from Lender's gross negligence or willful misconduct. Borrower's obligations under this Section 6.4 shall arise whether or not any governmental authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in any Individual Property (by foreclosure, deed in lieu of foreclosure or otherwise). Additionally, if any Hazardous Materials affect or threaten to affect the Properties, Lender may (but shall not be obligated to) give such notices and take such actions as it deems reasonably necessary or advisable at the expense of the Borrower in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Any amounts payable to Lender by reason of the application of this Section 6.4 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this Section 6.4 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure.

Section 6.5  No Waiver.

         Notwithstanding any provision in this Article 6 or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

                                   ARTICLE VII
                                 LEASING MATTERS

Section 7.1  Representations and Warranties on Leases.

         Borrower represents and warrants to Lender with respect to the Leases of each Individual Property under which Borrower is the landlord that: (a) the Leases are valid and in full force and effect; (b) the Leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (c) the copies of the Leases delivered to Lender are true and complete;
(d) neither the landlord  nor any tenant is in default  under any of the Leases;
(e) with the exception of those Operating Leases which shall be replaced with TRS Leases, Borrower has no knowledge of any notice of termination or default with respect to any Lease; (f) landlord has not assigned or pledged any of the Leases, the rents or any interests therein except to Lender; (g) no tenant or other party has an option or right of first refusal or offer, to purchase all or any portion of the Individual Property; (h) with the exception of those Operating Leases which shall be replaced with TRS Leases, no tenant has the right to terminate its Lease prior to expiration of the stated term of such Lease; (i) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent); (j) no tenant under any Lease has any right or option for additional space; (k) all existing Leases are subordinate to the Mortgage either pursuant to their terms or a recorded subordination agreement; and (1) no termination fees are required in connection with the scheduled termination as of December 31, 2000 of those Operating Leases which are to be replaced with TRS Leases.

Section 7.2  Approval Rights.

         Except as otherwise provided in Section 8.30 hereof, all Leases and other rental arrangements shall in all respects be approved by Lender.

Section 7.3  Covenants.

         Borrower (a) shall perform the obligations which Borrower is required to perform under the Leases; (b) shall enforce the obligations to be performed by the tenants; (c) shall promptly furnish to Lender any notice of default or termination received by Borrower from any tenant, and any notice of default or termination given by Borrower to any tenant; (d) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to two months rent; (e) except for the Ground Leases, shall not enter into any ground Lease or master Lease of any part of the Properties; (f) except as otherwise provided in Section 8.30 hereof, shall not further assign or encumber any Lease; (g) except as otherwise provided in Section 8.30 hereof, shall not, except with Lender's prior written consent, cancel or accept surrender or termination of any Lease; and (h) except as otherwise provided in Section 8.30, shall not modify or amend any Lease, except with Lender's prior written consent, which consent shall not be unreasonably withheld. Any action in violation of clauses (e), (f), (g), and (h) of this Section 7.3 shall be void at the election of Lender.

Section 7.4  Tenant Estoppels.

         At Lender's request, Borrower shall obtain and furnish to Lender, written estoppels in form and substance reasonably satisfactory to Lender, executed by tenants (including, the Operating Lessees) under Leases in the Properties and confirming the term, rent, and other provisions and matters relating to the Leases.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

         Borrower represents, warrants and covenants to Lender that:

Section 8.1  Organization, Power and Authority.

         Borrower and each Borrower Party (a) is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, (b) is in compliance with all legal requirements applicable to doing business in the State, and (c) has the necessary governmental approvals to own and operate the Properties and conduct the business now conducted or to be conducted thereon. Borrower has the full power, authority and right to execute, deliver and perform its obligations pursuant to this Loan Agreement and the other Loan Documents, and to mortgage the Properties pursuant to the terms of the Mortgage and to keep and observe all of the terms of this Loan Agreement and the other Loan Documents on Borrower's part to be performed.

Section 8.2  Validity of Loan Documents.

         The execution, delivery and performance by Borrower and each Borrower Party of the Loan Documents: (a) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (b) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights and by general principles of equity (regardless of whether enforcement is sought by proceedings in equity or at law).

Section 8.3  No Conflicts.

         The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

Section 8.4  Liabilities; Litigation.

                  8.4.1 All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered by Borrower and each Borrower Party are (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports, and (iii) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with generally accepted accounting principals throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Properties or the operation thereof as hotels, except as referred to or reflected in said financial statements. Since the date of the financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements. There is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Properties, Borrower or any Borrower Party which if adversely determined could have a material adverse effect on such party, the Properties or the Loan.

                  8.4.2 Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

Section 8.5  Taxes and Assessments.

         Each of the Properties is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Properties, nor are there any contemplated improvements to the Properties that may result in such special or other assessments.

Section 8.6  Other Agreements; Defaults.

         Neither Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might adversely affect any of the Properties or the business, operations, or condition (financial or otherwise) of Borrower or any Borrower Party. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have an adverse effect on any of the Properties, Borrower, or any Borrower Party or Borrower's or any Borrower Party's business, properties, or assets, operations or condition, financial or otherwise.

Section 8.7  Title.

         Borrower has good, marketable and insurable title to the Properties, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Each Mortgage creates (i) a valid, perfected lien on Borrower's interest in the applicable Individual Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting any of Borrower's Properties which are or may become a lien prior to, or of equal priority with, the liens created by the Loan Documents. To the best of Borrower's knowledge, none of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgages and this Loan Agreement, materially and adversely affect the value of any Individual Property, impair the use or operations of any Individual Property or impair Borrower's ability to pay its obligations in a timely manner.

Section 8.8  Compliance with Law.

                  8.8.1 Borrower has, or pursuant to the Operating Lease, has caused each Operating Lessee to have, all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, Lease and operate each of the Properties and carry on its business, and each of the Properties is in compliance with all applicable legal requirements and is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. Each of the Properties does not constitute, in whole or in part, a legally non-conforming use under applicable legal requirements;

                  8.8.2 No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of the Properties or for the relocation of roadways providing access to the Properties; and

                  8.8.3 Each of the Properties has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Properties are located in the public right- of-way abutting each of the Properties, and all such utilities are connected so as to serve the Properties without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting each of the Properties. All roads necessary for the full utilization of each of the Properties for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities.

Section 8.9  Location of Borrower.

         Borrower's principal place of business and chief executive offices are located at the address stated in Section 15.1.

                  8.9.1  ERISA.

                           (a)  As of the date hereof and throughout the term of
the Loan, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

                           (b)  As of the date hereof and throughout the term of
the Loan (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

Section 8.10  Forfeiture.

         There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any state or local government the right of forfeiture as against the Properties or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

Section 8.11  Tax Filings.

         Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively. Borrower and each Borrower Party believe that their respective tax returns properly reflect the income and taxes of Borrower and each Borrower Party, respectively, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

Section 8.12  Solvency.

         The Borrower (a) has not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and
(b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured, Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Indebtedness as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower, Indemnitor, any guarantor or any Borrower Party in the last seven (7) years, and neither Borrower, Indemnitor, any guarantor or any Borrower Party in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

Section 8.13  Full and Accurate Disclosure.

         All information submitted by Borrower or any Borrower Party to Lender in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower or any Borrower Party in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which materially and adversely affects, nor as far as Borrower can foresee, might materially and adversely affect, the Properties or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Party.

Section 8.14  Flood Zone.

         No portion of the improvements comprising each of the Properties is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 5.1 hereof.

Section 8.15  Federal Reserve Regulations.

         No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

Section 8.16  Not a Foreign Person.

         Borrower is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Code.

Section 8.17  Separate Lots.

         Each Individual Property is comprised of one (1) or more parcels which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of such Individual Property.

Section 8.18 No Prior Assignment.

         There are no prior assignments of the Leases (including any Operating Lease) or any portion of the Rents (including Operating Lease Rent) due and payable or to become due and payable which are presently outstanding.

Section 8.19  Insurance.

         Borrower has obtained and has delivered to Lender certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any such Policy, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

Section 8.20  Use of Properties.

         Each of the Individual Properties is used exclusively for hotel/motel purposes and other appurtenant and related uses including, but not limited to, restaurants and lounges.

Section 8.21  Certificate of Occupancy; Licenses.

         All certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits and any applicable liquor license required for the legal use, occupancy and operation of each of the Individual Properties as a hotel (collectively, the "Licenses"), have been obtained and are in full force and effect. The Borrower shall keep and maintain, or cause to be kept or maintained, all licenses necessary for the operation of each of the Individual Properties as a hotel. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for such Individual Property.

Section 8.22  Physical Condition.

         Each of the Individual Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any of the Individual Properties, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any of the Individual Properties, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

Section 8.23  Boundaries.

         All of the improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and to the best of Borrower's knowledge, no improvements on adjoining properties encroach upon such Individual Property, and to the best of Borrower's knowledge, no easements or other encumbrances upon the applicable Individual Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Individual Property except those which are insured against by title insurance.

Section 8.24 Survey.

         The Survey for each of the Individual Properties delivered to Lender in connection with this Agreement has been prepared in accordance with the provisions of Section 4.1(c)(iii) hereof, and does not fail to reflect any material matter affecting any of the Properties or the title thereto.

Section 8.25  Embargoed Person.

         To the actual knowledge of Borrower as of the date hereof and at all times throughout the term of the Loan, including after giving effect to any transfers of interests permitted pursuant to the Loan Documents, (i) none of the funds or other assets of Borrower, Borrower Party, TRS Lessee or Indemnitor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act,

50 U.S.C.ss.ss. 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Borrower (whether directly or indirectly) is prohibited by law or the Loan made by Lender is in violation of law ("Embargoed Person"); (ii) no Embargoed Person has any interest of any nature whatsoever in Borrower, Borrower Party, TRS Lessee or Indemnitor with the result that the investment in Borrower (whether directly or indirectly) is prohibited by law or the Loan made by Lender is in violation of law; and (iii) none of the funds of Borrower, Borrower Party, TRS Lessee or Indemnitor have been derived from any unlawful activity with the result that the investment in Borrower (whether directly or indirectly) is prohibited by law or the Loan made Lender is in violation of law.

Section 8.26  Filing and Recording Taxes.

         All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages encumbering the Properties have been paid, and, under current Legal Requirements, the Mortgages encumbering the Properties are enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof).

Section 8.27  Single Purpose Entity/Separateness.

         Borrower represents, warrants and covenants as follows:

                  8.27.1 The purpose for which Borrower is organized shall be limited solely to (A) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Properties, (B) entering into the Loan Agreement with Lender, (C) refinancing the Properties in connection with a permitted repayment of the Loan and (D) transacting any and all lawful business for which Borrower may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing. Borrower does not own and will not own any asset or property other than (i) the Properties, and (ii) incidental personal property necessary for the ownership or operation of the Properties.

                  8.27.2 Borrower will not engage in any business other than the ownership, management and operation of the Properties and Borrower will conduct and operate its business as presently conducted and operated.

                  8.27.3 Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower, the guarantors or any Affiliate of any constituent party or guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.


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                  8.27.4   Borrower  has  not  incurred  and  will not incur any
Indebtedness other than (i) the Loan, (ii) trade and  operational  debt which is
(A) incurred in the ordinary course of business, (B) not more than sixty (60) days past the date incurred, (C) with trade creditors, (D) in the aggregate, in an amount less than one percent (1%) of the original principal amount of the Loan, (E) not evidenced by a note, and (F) paid when due, and (iii)
Indebtedness  incurred  in  the ordinary  course of business  for the purpose of
financing  equipment  and  other  personal  property  used  on  the   Properties
(including  obligations  pursuant to equipment   leases)  in  amounts  that  are
normal and reasonable under the circumstances, provided, that (1) such debt shall be fully amortizing over a term not to exceed five (5) years (or the term of the related equipment lease shall not exceed five (5) years), and (2) such debt (which, with respect to an equipment lease, shall be the annual rents payable thereunder for the then current calendar year) shall not in the aggregate outstanding at any one time exceed one percent (1%) of Operating
Revenues.   No  Indebtedness  other than the Loan may be secured (subordinate or pari passu) by the Properties.

                  8.27.5 Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party, any guarantor or any affiliate of any constituent party or guarantor), and shall not acquire obligations or securities of its affiliates or any constituent party.

                  8.27.6 Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                  8.27.7 Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party or any guarantor to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such constituent party or guarantor without the prior written consent of Lender.

                  8.27.8 Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party. Borrower's assets will not be listed as assets on the financial statement of any other entity except as required by generally accepted accounting principles; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity. Borrower will file its own tax returns, except to the extent that it is required to file consolidated federal income tax returns by law. Borrower shall maintain its books, records, resolutions and agreements as official records.

                  8.27.9 Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any constituent party of Borrower, any guarantor or any Affiliate of any constituent party or guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself as a division or part of any other person or entity.

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                  8.27.10 Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

                  8.27.11 Neither Borrower nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Borrower.

                  8.27.12 Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party, any guarantor, or any Affiliate of any constituent party or guarantor, or any other person.

                  8.27.13 Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, any guarantor, or any Affiliate of any constituent party or guarantor, or any other person.

                  8.27.14 Borrower will not guarantee or become obligated for the debts of any other entity or person and does not and will not hold itself out as being responsible for the debts or obligations of any other person.

                  8.27.15 If Borrower is a limited partnership or a limited liability company, each general partner or managing member (each, an "SPC Party") shall be a corporation whose sole asset is its interest in Borrower and each such SPC Party will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this
Section 8.28 as if such representation, warranty or covenant was made directly by such SPC Party.

                  8.27.16 Borrower shall at all times cause there to be at least two (2) duly appointed members of the board of directors (each an "Independent Director") of each SPC Party in Borrower reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment or at any time while serving as a director of SPC Party, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer, director, partner or employee of, Borrower or any of its shareholders, subsidiaries or affiliates (except for serving as an independent director of (A) any single purpose corporations serving as general partners of other limited partnerships financing hotel properties with Lender or (B) any TRS Lessee), (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling or under common control with any such shareholder, partner, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, employee, supplier or customer of Borrower. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

                  8.27.17 Borrower shall not cause or permit the board of directors of each SPC Party in Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of the board of directors of Borrower and/or any SPC Party in Borrower unless at the time of such action there shall be at least two members who are Independent Directors.

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                  8.27.18  All of the  facts and  assumptions  set forth in that certain opinion letter dated as of the Closing Date (the "Insolvency Opinion") delivered by Hunton & Williams in connection with the Loan are true and correct. In connection with the foregoing, Borrower hereby covenants and agrees that it will comply with, or cause the compliance with, (i) all of the facts and assumptions (whether regarding the Borrower or any other person or entity) set forth in the Insolvency Opinion, (ii) all the representations and warranties and covenants in this Section 8.28, and (iii) all the organizational documents of the Borrower and any SPC Party.

                  8.27.19 Borrower shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

                  8.27.20 The stationery, invoices, and checks utilized by Borrower or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being Borrower's agent.

                  8.27.21 Borrower shall not pledge its assets for the benefit of any other person or entity, other than with respect to the Loan.

                  8.27.22 Borrower shall pay the salaries of its own employees from its own funds.

                  8.27.23  Borrower  shall  maintain  a  sufficient   number  of
employees in light of its contemplated business operations.

Section 8.28  Franchise Agreement; Hotel Management.

                  8.28.1 Each Franchise Agreement pursuant to which any Operating Lessee or Manager has the right to operate the hotel located on each applicable Individual Property under a name and/or hotel system controlled by the applicable franchisor, is in full force and effect, and to the best of Borrower's knowledge, there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder.

                  8.28.2 All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of each Individual Property as a hotel (collectively, the "Licenses"), have been obtained and are in full force and effect (including, without limitation, any applicable liquor license). Borrower shall keep and maintain, or cause the Operating Lessee to keep and maintain, all licenses necessary for the operation of each Individual Property as a hotel. Each Individual Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, any Individual Property.

                  8.28.3 Notwithstanding any provision contained herein to the contrary, in connection with the execution of any Operating Lease with a TRS Lessee or an Affiliate of an Operating Lessee which is a Single Purpose Entity, Borrower or the related Operating Lessee may terminate or amend the existing

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Franchise Agreement and enter into a new or amended Franchise Agreement with the related existing Franchisor, which new or amended Franchise Agreement shall be substantially in the related form attached hereto as Exhibit E, or otherwise
acceptable   to   Lender   in  form  and   substance   in   Lender's  reasonable
discretion.

                  8.28.4 Each Management Agreement listed on Schedule VI attached hereto is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. No Management Agreement provides for compensation of Manager thereunder in excess of the Management Fee. The Management Fees (including any amounts in excess thereof) due under each Management Agreement and the terms and provisions of each Management Agreement, are subordinate to this Agreement and the applicable Mortgage; provided, however, the Management Fees due under each Management Agreement prior to termination of each such Management Agreement shall not be subordinated to this Agreement and the applicable Mortgage if (i) such Management Fees, including any incentive fees, are not in excess of five percent (5.0%) of Operating Revenues for the applicable Individual Property and have not accrued for more than sixty
(60) days (except in the case of incentive fees which shall not have accrued for any period of time greater than one (1) year), (ii) the applicable Manager is not an Affiliate of Borrower, (iii) neither Lender nor any affiliate nor nominee nor other Person, which may acquire the applicable Individual Property by reason of foreclosure, deed in lieu of foreclosure or other proceeding brought by it, nor any subsequent successors, assignees or purchasers thereof and thereafter shall have any obligation regarding the payment of such Management Fees, and
(iv) such Management Fees shall not be a Lien on the applicable Individual Property. Each Manager shall attorn to Lender. Except as otherwise provided in this Section 8.29(d), Borrower shall not, and shall not allow any Operating Lessee to, terminate, cancel, modify, renew or extend any Management Agreement, or enter into any agreement relating to the management or operation of any Individual Property with Manager or any other party without the express written consent of Lender, which consent shall not be unreasonably withheld; provided, however, with respect to a new manager such consent may be conditioned upon Borrower delivering evidence in writing from the applicable Rating Agencies to the effect that such new manager will not result in a downgrade, withdrawal or qualification of the respective ratings then in effect for any Securities issued in connection with a Securitization. If at any time Lender consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of Lender's consent, execute a Manager's Consent and Subordination of Management Agreement substantially in the form then used by Lender. Notwithstanding any provision contained herein to the contrary, Borrower or Operating Lessee may terminate a Management Agreement and enter into a Replacement Management Agreement with a Qualified Manager with respect to any Individual Property.

                  8.28.5 Borrower, upon the request of Lender shall, or shall cause Operating Lessee to, terminate any Manager designated by Lender, without penalty or fee, if at any time during the Loan (i) such Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, (ii) there is a monetary Event of Default or a material non-monetary Event of Default, or
(iii) the Anticipated Payment Date has occurred and the Loan has not been repaid. The Management Agreement and/or the Manager's Consent and Subordination


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of Management  Agreements  provide that such Manager may be terminated,  without penalty or fee, upon the occurrence of any of the foregoing. At such time as the Manager may be removed, a Qualified Manager shall assume management of the Properties pursuant to a Replacement Management Agreement and shall receive a property management fee not to exceed the then current market rates.

                  8.28.6 Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, nor the exercise of any remedies by Lender, will adversely affect Borrower's rights under any Operating Lease, any Franchise Agreement, any Management Agreement, or any of the Licenses.

Section 8.29  Operating Lease.

                  8.29.1 The Operating Leases are in full force and effect and there is no material default, breach or violation existing thereunder by Borrower or to the best of Borrower's knowledge, any other party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. The Operating Lease Rent, and the terms and provisions of the Operating Leases, are subordinate to this Agreement and the Mortgages.

                  8.29.2 Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, nor the exercise of any remedies by Lender, will adversely affect Borrower's rights under the Operating Lease or any of the Licenses.

                  8.29.3 Notwithstanding anything to the contrary contained herein, Borrower may enter into a new operating lease with or permit a transfer of Operating Lessee's interest in the Operating Lease to TRS Lessee provided the following criteria are satisfied in Lender's reasonable discretion:

                           (a)   TRS Lessee shall be a "Taxable REIT Subsidiary"
within the meaning of Section 856(l) of the Code;

                           (b)     Rent and other sums due and payable under the
Operating  Lease or any new  operating lease, as applicable, shall qualify under
Section 856(d)(8) of the Code;

                           (c)   TRS Lessee (A) has entered into a new operating
lease or assumed, amended and restated the Operating Lease, in either case, on substantially the same terms set forth in the TRS Lease; (B) has entered into a TRS Subordination Agreement; and (C) has entered into a Replacement Management Agreement with a Qualified Manager that (1) meets the requirements for an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, and (2) provides that: (x) the Management Fees payable thereunder are subordinate to this Agreement and to the Mortgages, provided, however, the Management Fees due under each Replacement Management Agreement prior to termination of each such Replacement Management Agreement shall not be subordinated to this Agreement and the Mortgages if (i) such Management Fees, including any incentive fees, are not in excess of five percent (5.0%) of Operating Revenues for the applicable Individual Property and have not accrued for more than sixty (60) days (except in the case of incentive fees which shall not have accrued for any period of time greater than one (1) year, (ii) the

                                      -62-



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applicable Manager is not an Affiliate of  Borrower,  (iii)  neither  Lender nor any affiliate nor nominee nor other Person, which may acquire the applicable Individual Property by reason of foreclosure, deed in lieu of foreclosure, or other proceeding brought by it, nor any subsequent successors, assignees or purchasers thereof and thereafter shall have any obligation regarding the payment of such Management Fees, and (iv) such Management Fees shall not be a Lien on the applicable Individual Property, and (y) if there is a continuing Event of Default or if the Anticipated Payment Date has occurred and the Loan has not been repaid, or, if at any time during the term of the Loan, the manager thereunder shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, such management agreement may be terminated by Lender without penalty or fee; and

                           (d)      TRS Lessee shall be, for so long as the Loan
shall remain outstanding, (A) organized pursuant to, and in accordance with, the TRS Lessee Organizational Documents, and (B) in all material respects, a Single Purpose Entity; and

                          (e) Lender shall have received a TRS Non-Consolidation
Opinion.

Section 8.30  Investment Company Act.

         Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the mean of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

Section 8.31  Ground Lease.

                  8.31.1 Recording; Modification. A memorandum of each Ground Lease has been duly recorded, the Ground Leases permit the interest of Borrower to be encumbered by a mortgage or each Ground Lessor has approved and consented to the encumbrance of the applicable Individual Property by the applicable Mortgages and there have not been amendments or modifications to the terms of the Ground Leases since recordation of the applicable memorandum of ground lease pertaining thereto, with the exception of written instruments listed on Schedule
V. The Ground Lease may not be canceled, terminated, surrendered or amended without the prior written consent of Lender.

                  8.31.2 No Liens. Except for the Permitted Encumbrances, Borrower's interests in the Ground Leases are not subject to any liens or encumbrances superior to, or of equal priority with, the applicable Mortgages other than Ground Lessors' related fee interests.

                  8.31.3 Ground Leases Assignable. Borrower's interests in the Ground Leases are assignable to Lender upon notice to, but without the consent of, the Ground Lessors (or, if any such consent is required, it has been obtained prior to the Closing Date). With the exception of the Ground Lease of the Individual Property located in Glen Burnie, Maryland, the Ground Leases are further assignable by Lender, its successors and assigns without Ground Lessors' consent.

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                  8.31.4 Default.  As of the date hereof,  the Ground Leases are in full force and effect and no defaults have occurred under the Ground Leases and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Ground Leases.

                  8.31.5 Notice. The Ground Leases require Ground Lessors to give notice of any default by Borrower to Lender. The Ground Leases, or estoppel letters received by Lender from Ground Lessors, further provides that notice of termination given under the Ground Leases is not effective against Lender unless a copy of the notice has been delivered to Lender in the manner described in the Ground Leases.

                  8.31.6 Cure. Lender is permitted the opportunity (including, where necessary, sufficient time to gain possession of the interests of Borrower under the Ground Leases) to cure any default under the Ground Leases, which is curable after the receipt of notice of any of the default before the Ground Lessors thereunder may terminate the Ground Leases.

                  8.31.7 Term. With the exception of the term of the Ground Lease of the Individual Property located in Glen Burnie, Maryland, which term shall expire on December 31, 2029, the Ground Leases have a term which extends not less than twenty (20) years beyond the Anticipated Payment Date.

                  8.31.8 New Leases. The Ground Leases require Ground Lessors to enter into new leases upon termination of the Ground Leases for any reason, including rejection of the Ground Leases in a bankruptcy proceeding.

                  8.31.9 Insurance Proceeds. Under the terms of this Agreement, the Ground Leases, and the applicable Mortgages and the estoppel letters received by Lender from Ground Lessors, taken together, any related insurance and condemnation proceeds allocable to Operating Lessees' or Borrower's leasehold interest in the applicable Individual Properties will be applied either to the repair or restoration of all or part of the applicable Individual Properties, with Lender having the right, subject to the provisions contained herein, to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon.

                  8.31.10    Subleasing.   The  Ground  Leases do not impose any
commercially unreasonable restrictions on subleasing.

                                   ARTICLE IX
                               FINANCIAL REPORTING

Section 9.1  Financial Statements.

                  9.1.1 Obligations of Borrower. Borrower will keep and maintain or will cause to be kept and maintained, in accordance with general accepted accounting principles and USAH proper and accurate books, records and

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accounts  reflecting all  of the  financial affairs of  Borrower  and  Operating
Lessee and all items of income and expense in connection with the operation on an individual basis of each of the Individual Properties. Lender shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Borrower, Operating Lessee or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Properties, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

                  9.1.2 Monthly Reports. Within forty-five (45) days after the end of each calendar month until such time as a Securitization shall have occurred, Borrower shall furnish, or cause Operating Lessee to furnish, to Lender a current (as of the calendar month just ended) balance sheet, a detailed operating statement (showing monthly activity and year-to-date) stating Operating Revenues, Operating Expenses, Net Operating Income, and net cash flow for the calendar month just ended, a report of occupancy for the subject month including an average daily rate, the percentage of rooms rented and occupied, and any and all franchise inspection reports received by Borrower or Operating Lessee during the subject month, and, as reasonably requested by Lender, (i) a written statement setting forth a comparison of budgeted income and expenses and actual income and expenses for the subject month, and (ii) other documentation supporting the information disclosed in the most recent financial statements. In addition, such statement shall also be accompanied by a certificate of the chief financial officer of Borrower or the general partner of Borrower stating that the representations and warranties of Borrower set forth in Section 8.28 are true and correct as of the date of such certificate and that there are no trade payables outstanding for more than sixty (60) days.

                  9.1.3 Quarterly Reports. Within sixty (60) days after the end of the calendar quarter in which a Securitization shall have occurred and within sixty (60) days after the end of each calendar quarter thereafter, Borrower shall furnish, or cause Operating Lessee to furnish, to Lender a current (as of the calendar quarter just ended) balance sheet, a report of occupancy for the subject quarter, including an average daily rate, the percentage of rooms rented and occupied, and any all franchise inspection reports received by Borrower or Operating Lessee during the subject quarter. In addition, within sixty (60) days after the end of each calendar quarter during the entire term of the Loan, Borrower shall furnish, or cause Operating Lessee to furnish, to Lender a detailed operating statement (showing quarterly activity and year-to-date) stating Operating Revenues, Operating Expenses, Net Operating Income, and capital expenditures for the calendar quarter just ended. Borrower's quarterly statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar quarter, (ii) as reasonably requested by Lender, (A) a written statement setting forth any variance from the Annual Budget, and (B) other documentation supporting the information disclosed in the most recent financial statements, and (iii) a certificate executed by the chief financial officer of Borrower or the general partner of Borrower stating that (A) each such quarterly statement presents fairly the financial condition and the results of operations of the Borrower and the Properties being reported upon and has been prepared in accordance with generally accepted accounting principles and (B) to the extent not provided pursuant to Section 9.1(b) hereof, the representations and warranties of

Borrower set forth in Section 8.28 are true and correct as of the date of such certificate and there are no trade payables outstanding for more than sixty
(60) days.

                  9.1.4 Annual Reports. Within ninety (90) days after the end of each calendar year, Borrower will furnish or direct to be furnished to Lender a complete copy of the consolidated annual financial statements of Borrower and the REIT, and in the case of the REIT, audited by a "big five" accounting firm or other independent certified public accountant acceptable to Lender in accordance with generally accepted accounting principles (which audited REIT financial statements shall contain a supplemental schedule of Operating Lease revenues on a property-by-property basis; provided that such supplemental schedule will not be audited separately). Within ninety (90) days after the end of each calendar year, Borrower shall furnish or cause the Operating Lessees to furnish to Lender detailed property-level operating statements (showing annual activity) stating Operating Revenues, Operating Expenses, Operating Income and net cash flow for each of the Properties. Such property- level annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar year and (ii) a certificate executed by the chief financial officer of Borrower or the general partner of Borrower stating that, to the best of such officer's knowledge, each such annual financial statement presents fairly the financial condition and the results of operations of the Properties; provided that, with respect to property-level reports, such annual reports shall be prepared using the same accounting method used at closing and Borrower agrees to notify Lender of any material changes in the method used for the preparation of such property-level reports upon the receipt of notice of such change from the Operating Lessee. Annual financial statements of the REIT shall be accompanied by an unqualified opinion of a "big five" accounting firm or other independent certified public accountant reasonably acceptable to Lender.

                  9.1.5 Certification; Supporting Documentation. Each such financial statement shall be in scope and detail reasonably satisfactory to Lender and certified by the chief financial representative of Borrower or Operating Lessee, as applicable.

                  9.1.6 Additional Reports. Borrower shall deliver, or cause Operating Lessee to deliver, to Lender as soon as reasonably available but in no event later than thirty (30) days after such items become available to Borrower or Operating Lessee in final form:

                           (a)  copies of any final engineering or environmental
reports prepared for Borrower or any Operating Lessee with respect to an Individual Property;

                           (b)   a  copy  of any  notice received by Borrower or
Operating Lessee from any environmental authority having jurisdiction over an Individual Property with respect to a condition existing or alleged to exist or emanate from or at an Individual Property;

                           (c)  copies  of  any  financial  statements, reports,
certificates, budgets, business plans and capital expenditure plans required to be delivered to Borrower by any Operating Lessee pursuant to an Operating Lease.

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






Section 9.2  Accounting Principles.

         All financial statements shall be prepared in accordance with generally accepted accounting principles in the United States of America as in effect on the date so indicated and consistently applied (or such other accounting basis reasonably acceptable for Lender).

Section 9.3  Other Information; Access.

         Borrower shall deliver to Lender such additional information regarding Borrower, its subsidiaries, its business, any Borrower Party, and any of the Properties within thirty (30) days after Lender's reasonable request therefor. Borrower shall permit Lender to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expenses of each of the Properties.

Section 9.4  Format of Delivery.

         Any reports, statements or other information required to be delivered under this Agreement shall be delivered (a) in paper form, (b) on a diskette, and (c) if requested by Lender and within the then-existing capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

                                    ARTICLE X
                                    COVENANTS

         Borrower covenants and agrees with Lender as follows:

Section 10.1  Due Sale and Encumbrance; Transfers of Interests.

         Without the prior written consent of Lender, neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall sell, transfer, convey, mortgage, pledge, or assign any interest in any of the Properties or any part thereof or further encumber, alienate, grant a Lien or grant any other interest in any of the Properties or any part thereof, whether voluntarily or involuntarily, in violation of the covenants and conditions set forth in the Mortgage, provided, however, notwithstanding the foregoing or the terms and conditions of the Mortgages to the contrary, if the Loan is not part of a Securitization, the prior written consent of Lender shall be required and shall be given in Lender's sole and absolute discretion.

Section 10.2  Taxes; Utility Charges.

         Borrower shall pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges (the "Taxes") that may become a Lien upon any of the Properties or become payable during the term of the Loan; provided, however; Borrower may contest the validity of Taxes so long as (a) Borrower notifies Lender that it intends to contest such Taxes, (b) Borrower provides Lender with an indemnity, bond or other security satisfactory to Lender assuring the discharge of Borrower's obligations for such Taxes, including interest and penalties, (c) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which the Individual Property is scheduled to be sold for non- payment, (d) Borrower promptly upon final determination thereof pay the amount of any such Taxes, together with all costs, interest and penalties which may be payable in connection therewith; and (e) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay any such Taxes notwithstanding such contest if, in the reasonable opinion of Lender, any Individual Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, cancelled or lost. Lender may pay over any cash deposit or part thereof to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established. Borrower's compliance with Section 5.4 of this Agreement relating to impounds for Taxes shall, with respect to payment of such Taxes, be deemed compliance with this Section 10.2. Borrower shall not suffer or permit the joint assessment of any of the Properties with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall promptly pay for all utility services provided to each of the Properties.

Section 10.3  Operating Lease.

         Borrower shall hold and maintain, or cause Operating Lessee to hold and maintain, all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under the Operating Lease.

Section 10.4  Operation; Maintenance; Inspection.

         Borrower shall observe and comply, or cause the Operating Lessee to observe and comply, with all legal requirements applicable to the ownership, use and operation of each of the Properties. Borrower shall maintain, or cause the Operating Lessee to maintain, each of the Properties in good condition and promptly repair any damage or casualty. Borrower shall permit Lender and its agents, representatives and employees, upon reasonable prior notice to Borrower, to inspect any of the Properties and conduct such environmental and engineering studies as Lender may require, provided such inspections and studies do not materially interfere with the use and operation of the Properties.

Section 10.5  Taxes on Security.

         Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law (a) deducting the Loan from the value of any of the Properties for the purpose of taxation, (b) affecting any Lien on the Properties, or (c) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable.

Section 10.6  Legal Existence; Name, Etc.

         Borrower and each SPC Party shall preserve and keep in full force and effect its entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Properties. Neither Borrower nor any SPC Party shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, Lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary or Affiliate of Borrower to do so. Borrower shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (a) shall have obtained the prior written consent of Lender to such change, and (b) shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.

Section 10.7  Further Assurances.

         Borrower shall promptly (a) cure any known defects in the execution and delivery of the Loan Documents, and (b) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith. Borrower grants Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Loan Documents, at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 10.7.

Section 10.8  Estoppel Certificates.

         Borrower, within ten (10) days after request, shall furnish to Lender a written statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request.

Section 10.9  Notice of Certain Events.

         Borrower shall promptly notify Lender of (a) any Potential Default or Event of Default of which Borrower has knowledge, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by Borrower under other obligations relating to any of the Properties or otherwise material to Borrower's business; and (c) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any governmental authority, materially and adversely affecting Borrower or the Properties.

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






Section 10.10  Indemnification.

         Borrower shall protect, defend, indemnify and save harmless Lender its shareholders, directors, officers, employees and agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender by reason of
(a) ownership of the Mortgage, the Properties or any interest therein or receipt of any rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any of the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about any of the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) performance of any labor or services or the furnishing of any materials or other property in respect of any of the Properties or any part thereof; and (e) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Agreement is made. Any amounts payable to Lender by reason of the application of this section shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

Section 10.11  Payment For Labor and Materials.

         Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with any Individual Property and never permit to exist beyond the due date thereof in respect of any Individual Property or any part thereof any lien or security interest, even though inferior to the liens and the security interest hereof, and in any event never permit to be created or exist in respect of any Individual Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Encumbrances.

Section 10.12  Alterations.

         Borrower shall obtain Lender's prior written consent, which consent shall not be unreasonably withheld or delayed to any alterations to any Improvements on any Individual Property that may have a material adverse effect on Borrower's financial condition, the use, operation or value of any Individual Property or the Net Operating Income with respect to the Individual Property, other than alterations performed in connection with the Restoration of the
Individual  Property  in  accordance  with  the  terms  and  provisions  of this
Agreement.  If the  total  unpaid  amounts  due  and  payable  with  respect  to alterations to the Improvements on any Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time exceed Two Hundred Fifty Thousand and No 00/100 Dollars ($250,000) (the "Threshold Amount"), Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (1) cash, (2) U.S. Obligations, (3) other securities having a rating acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization, or (4) a completion bond or irrevocable letter of credit (payable on sight draft only) issued by a financial institution having a rating by Standard & Poor's Ratings Group of not less than A-1+ if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the applicable Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount and may be reduced from time to time by the cost estimated by Lender to terminate any of the alterations and restore the applicable Individual Property to the extent necessary to prevent any material adverse effect on the use, operation or value of the applicable Individual Property or the Net Operating Income with respect to the Individual Property.

Section 10.13  Handicapped Access.

                  10.13.1 Borrower agrees that the Properties shall at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws").

                  10.13.2 Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Properties, Borrower shall not alter the Properties in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Lender.

                  10.13.3 Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

Section 10.14  Certain Hotel/Franchise Covenants.

         Borrower further covenants and agrees with Lender as follows:

                  10.14.1 Borrower shall cause the hotel located on each Individual Property to be operated pursuant to the related Franchise Agreement and, if applicable, the related Management Agreement.

                  10.14.2 Borrower shall, or shall cause the related Operating Lessee to:

                           (a)   promptly  perform  and/or  observe  all  of the
material covenants and agreements, including, without limitation, any PIP Requirements, required to be performed and observed by Operating Lessee under the related Franchise Agreement and, if applicable, the related Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

                           (b)   promptly notify Lender of any default under the
related Franchise Agreement or, if applicable, the related Management Agreement of which Borrower or Operating Lessee (if a TRS Lessee) is aware;

                           (c)   promptly  deliver  to  Lender  a  copy  of each
financial statement, business plan, capital expenditures plan, notice, report and estimate received by Operating Lessee under the Franchise Agreement or the Management Agreement; and

                           (d)   promptly enforce the performance and observance
of all of the material covenants and agreements equired to be performed and/or observed by the franchisor under the related Franchise Agreement and, if applicable, the Manager under the related Management Agreement.

                  10.14.3 Without Lender's prior consent, Borrower shall not, and shall not permit any Operating Lessee, to:

                           (a)   except  as  otherwise provided in Section 8.29,
surrender, terminate or cancel any Franchise Agreement or Management Agreement;

                           (b) reduce or consent to the reduction of the term of
any Franchise Agreement or Management Agreement;

                           (c) increase or consent to the increase of the amount
of any charges under any Franchise Agreement or, except as otherwise provided in
Section 8.29, Management Agreement;

                           (d)  compensate any Manager in an amount greater than
the Management Fee or allow any Management Fee to accrue unpaid for more than sixty (60) days (or one (1) year for that portion of such Management Fee that is an incentive fee); or

                           (e)   except as otherwise provided in this Agreement,
otherwise modify, change, supplement, alter or amend, or waive or release any of the Operating Lessees' rights and remedies under, any Franchise Agreement or Management Agreement in any material respect.

Section 10.15  Certain Operating Lease Covenants.

         Borrower further covenants and agrees with Lender as follows:

                  10.15.1 Borrower shall enforce each Operating Lease and, if the Operating Lessee is a TRS Lessee, cause the hotel located on each Individual Property to be operated pursuant to the related Operating Lease.

                  10.15.2  Borrower shall:

                           (a)   promptly  perform  and/or  observe  all  of the
covenants and agreements required to be performed and observed by Borrower under the Operating Leases, including without limitation, that certain Master Lease Termination and Conversion Agreement, dated as of September 7, 2000, and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

                           (b)   promptly notify Lender of any default under any
Operating Lease of which Borrower is aware;

                           (c)   promptly  deliver  to  Lender  a  copy  of each
financial statement, business plan, capital expenditures plan, notice, report and estimate received by Borrower under any Operating Lease; and

                           (d)   promptly enforce the performance and observance
of all of the covenants and agreements required to be performed and/or observed by the Operating Lessee under any Operating Lease.

                  10.15.3  Without Lender's prior consent Borrower shall not:

                           (a)   except as otherwise provided in this Agreement,
surrender, terminate or cancel any Operating Lease;

                           (b)    reduce or consent to the reduction of the term
of any Operating Lease;

                           (c) increase or consent to the increase of the amount
of any charges under any Operating Lease; or

                           (d)   except as otherwise provided in this Agreement,
otherwise modify, change, supplement, alter or amend, or waive or release any of Borrower's rights and remedies under, the Operating Leases in any respect.

                                   ARTICLE XI
                                EVENTS OF DEFAULT

         Each of the following shall constitute a default (each, an "Event of Default") under the Loan:

Section 11.1  Payments.

         Borrower's failure to pay any regularly scheduled installment of principal, interest or other amount due under the Loan Documents within five (5) days of (and including) the day it is due, or Borrower's failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

Section 11.2  Insurance.

                  Borrower's  failure to maintain  insurance  as required  under
Section 5.1 of this Agreement.

Section 11.3  Single Purpose Entity.

         If Borrower breaches any of its covenants contained in Section 8.28 hereof.

Section 11.4  Insolvency Opinion.

         If any of the assumptions contained in the insolvency opinion, or in any other "non- consolidation" opinion delivered to Lender in connection with the Loan, or in any other "non- consolidation" opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect.

Section 11.5  Taxes.

         If any of the Taxes are not paid when the same are due and payable.

Section 11.6  Sale, Encumbrance, Etc.

         The sale, transfer, conveyance, pledge, mortgage or assignment of any part or all of an Individual Property, or any interest therein, or of any interest in Borrower, in violation of the terms of the Mortgage or this Agreement.

Section 11.7  Representations and Warranties.

         Any representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made.

Section 11.8  Other Encumbrances.

         Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on an Individual Property or any part thereof.

Section 11.9  Involuntary Bankruptcy or Other Proceeding.

         Commencement of an involuntary case or other proceeding against Borrower, any Borrower Party or any other Person having an ownership or security interest in the Individual Property (each, a "Bankruptcy Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Bankruptcy Code.

Section 11.10  Voluntary Petitions, etc.

         Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing;

Section 11.11  Covenants.

         Borrower's failure to perform or observe any of the agreements and covenants contained in this Agreement or in any of the other Loan Documents and not specified above in Sections 11.1 to 11.10, or below in Sections 11.12 or
11.13 and the continuance of such failure for thirty (30) days after written notice by Lender to Borrower; however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional thirty (30) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation; (b) such failure cannot reasonably be cured within thirty (30) days;
(c) Borrower is diligently undertaking to cure such default; and (d) Borrower has provided Lender with security reasonably satisfactory to Lender against any interruption of payment or impairment of collateral as a result of such continuing failure.

                  11.11.1 Operating Lease. If there is a material default under any Operating Lease beyond any applicable notice and cure period; if the Operating Lease is amended, modified or terminated in violation of the terms of this Agreement; or if each Operating Lessee is not either a TRS Lessee or a Single Purpose Entity by a date no later than March 1, 2001.

                  11.11.2 Management Agreement and Franchise Agreement. (a) If there is a material default by Borrower or Operating Lessee under any Management Agreement or Franchise Agreement (i) which is not cured by Borrower within any applicable cure period or (ii) which Borrower is not enforcing its rights under the Management Agreement or the Operating Lease with respect thereto; or (b) if any Management Agreement or Franchise Agreement is amended, modified, terminated or entered into in violation of the terms of this Agreement.

                  11.11.3 Ground Leases. If Borrower shall fail to timely pay any rent, additional rent or other charge payable under the Ground Leases as and when such rent or other charge is payable; or if there shall occur any default by Borrower, as tenant under the Ground Leases, in the observance or performance of any term, covenant or condition of the Ground Leases on the part of Borrower to be observed or performed, and said default is not cured prior to the expiration of any applicable grace or cure period therein provided, or if any one or more of the events referred to in the Ground Leases shall occur which would cause the Ground Leases to terminate without notice or action by the Ground Lessors or if the leasehold estates created by the Ground Leases shall be surrendered or the Ground Leases shall be terminated or cancelled for any reason or under any circumstances whatsoever, or if any of the terms, covenants or conditions of the Ground Leases shall in any manner be modified, changed, supplemented, altered or amended without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.


                                   ARTICLE XII
                                    REMEDIES

Section 12.1  Remedies - Insolvency Events.

         Upon the occurrence of any Event of Default described in Section 11.9 or 11.10, all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower.

Section 12.2  Remedies - Other Events.

                  12.2.1 Except as set forth in Section 12.1 above, while any Event of Default exists, Lender may (i) declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, and (ii) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

                  12.2.2 With respect to Borrower and the Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Properties or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

                  12.2.3 Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "Severed Loan Documents") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. Except as may be required in connection with a Securitization pursuant to Section 14.1 hereof,
(i) Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and (ii) the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

Section 12.3  Lender's Right to Perform the Obligations.

         If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon the applicable Individual Property for such purpose and to take all such action thereon and with respect to the applicable Individual Property as it may deem necessary or appropriate. If Lender shall elect to pay any sum due with reference to the applicable Individual Property, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Borrower shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this Section 12.3; provided, however, that Borrower shall not be liable under such indemnification to the extent such losses, expenses, damages, claims and causes of action result substantially and materially from Lender's gross negligence or willful misconduct. All sums paid by Lender pursuant to this Section 12.3, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrower to Lender upon demand.

Section 12.4 Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets.

12.4.1 Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of the Properties taken separately. Borrower agrees that the Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and (iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note.

                  12.4.2 To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Properties.

                                  ARTICLE XIII
                            LIMITATIONS ON LIABILITY

Section 13.1  Limitation on Liability.

         Except as provided below, Borrower shall not be personally liable for amounts due under the Loan Documents. Borrower shall be personally liable to Lender for any deficiency, loss or damage suffered by Lender because of: (a) Borrower's commission of a criminal act; (b) the failure to comply with provisions of the Loan Documents prohibiting the sale, transfer or encumbrance of an Individual Property, any other collateral, or any direct or indirect ownership interest in Borrower; (c) the misapplication by Borrower or any Borrower Party of any funds derived from an Individual Property, including security deposits, insurance proceeds and condemnation awards; (d) the fraud or misrepresentation by Borrower or any Borrower Party now or hereafter made in or in connection with the Loan Documents or the Loan including any statements or certificates delivered under the Loan Documents; (e) Borrower's collection of rents more than one (1) month in advance or entering into or modifying Leases, or receipt of monies by Borrower or any Borrower Party in connection with the modification of any Leases, in violation of this Agreement or any of the other Loan Documents;

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






(f) Borrower's failure to apply proceeds of rents or any other payments in respect of the Leases and other income of an Individual Property or any other collateral to the costs of maintenance and operation of an Individual Property and to the payment of taxes, lien claims, insurance premiums, Debt Service and other amounts due under the Loan Documents; (g) Borrower's interference with Lender's exercise of rights under the Assignment of Leases and Rents; (h) Borrower's failure to maintain insurance as required by this Agreement or to pay any taxes or assessments affecting an Individual Property; (i) damage or destruction to an Individual Property caused by the intentional acts or omissions of Borrower, its agents, employees, or contractors; (j) Borrower's failure to comply with its obligations with respect to environmental matters under Article 6; (k) Borrower's failure to pay for any loss, liability or expense (including attorneys' fees) incurred by Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Agreement or the transactions contemplated by the Loan Documents establishes a joint venture, partnership or other similar arrangement between Borrower and Lender; (l) any brokerage commission or finder's fees claimed in connection with the transactions contemplated by the Loan Documents;
(m) Borrower's  indemnification  of Lender set forth in Section 14.2  hereafter;
(n) Borrower's or any TRS Lessee's failure to comply, or cause compliance, with any PIP Requirements; or (o) any claim, allegation or challenge to the enforceability or validity of this Agreement or the other Loan Documents or the Lien of the Mortgages by any Person based upon, arising from or due to fraudulent conveyance or transfer.

         Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, (i) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgages or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (ii) the Debt shall be fully recourse to Borrower in the event that: (A) there is a default under Sections 11.9 or 11.10 hereof; (B) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering any Individual Property; or (C) except as otherwise permitted under this Agreement, Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of any Individual Property or any interest therein as required by the Loan Documents.

Section 13.2  Limitation on Liability of Lender's Officers, Employees, etc.

         Any obligation or liability whatsoever of Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of Lender's interest in the Property only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                                   ARTICLE XIV
                                 SECURITIZATION

Section 14.1  Securitization.

         At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgages, including, without limitation, to:

                           (a)   provide  such  financial  and other information
reasonably available with respect to the Properties, the Borrower, the Operating Lessees and the Managers,

                           (b)   provide budgets relating to the Properties, and

                           (c)   perform  or  permit or cause to be performed or
permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Securitization Information"), together, if customary, with appropriate verification and/or consents of the ecuritization Information through letters of auditors or opinions of counsel of independent attorneys acceptable to the Lender and the Rating Agencies;

                  14.1.1 cause counsel to render opinions, which may be relied upon by the holder of the Note, the Rating Agencies and their respective counsel, agents and representatives, as to non- consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Properties and Borrower and its Affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

                  14.1.2 make such representations and warranties as of the closing date of the Securitization with respect to the Properties, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating
Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents, to the extent such representations and warranties are true as of the closing date of the Securitization; and

                  14.1.3 execute such amendments to the Loan Documents and organizational documents, enter into a lockbox or similar arrangement with respect to the Rents and establish and fund such reserve funds (including, without limitation, reserve funds for deferred maintenance and capital improvements) as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan.

         All reasonable third party costs and expenses incurred by Lender in connection with Borrower's complying with requests made under this Section 14.1 shall be paid by Lender; provided, that, Borrower shall be responsible for all costs and expenses incurred by Borrower in complying with such requests, including, without limitation, third party costs and attorney's fees.

Section 14.2  Securitization Indemnification.

                  14.2.1 Borrower understands that certain of the Securitization Information and the financial reports relating to the Properties may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, an "Offering Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Offering Document is required to be revised prior to the sale of all Securities, the Borrower will cooperate with the holder of the Note in updating the Offering Document by providing all current information necessary to keep the Offering Document accurate and complete in all material respects.

                  14.2.2  Borrower  agrees to provide in connection with each of
(i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus, as applicable, including without limitation, the sections entitled "Special Considerations," "Description of the Mortgages," "Description of the Mortgage Loans and Mortgaged Properties," "The Manager," "The Borrower" and "Certain Legal Aspects of the Mortgage Loan," and such sections (and any other sections reasonably requested) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender (and for purposes of this Section 14.2, Lender hereunder shall include its officers and directors), any affiliate of Lender that has filed or may file the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls Lender within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and

(C) agreeing to reimburse Lender and the Underwriter Group for any legal or other expenses reasonably incurred by Lender in connection with investigating or defending the Liabilities; provided, however, that Borrower (1) shall be liable in any such case under clauses (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information (subject to clause (2) below) furnished to Lender by or on behalf of Borrower in connection with the preparation of the memorandum or prospectus or in connection with the underwriting of the debt, including, without limitation, financial statements of Borrower, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Properties, and (2) shall not be liable for any information contained in any report or other written information delivered by a third party not Affiliated with Borrower (an "Unrelated Third-Party Provider," and such report, an "Unrelated Third-Party Report"), unless, (x) such information is based on written information delivered by or at the direction of Borrower or its officers, employees, affiliates or agents to the Unrelated Third-Party Provider, or (y) at the time such Unrelated Third-Party Report was delivered, Borrower or any SPC Party knew that such report contained statements of fact that give rise to the Liabilities in question. This indemnity agreement will be in addition to any liability which Borrower may otherwise have.

                  14.2.3 In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, and the Underwriter Group for Liabilities to which Lender, or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Securitization Information or financial reports relating to the Properties a material fact required to be stated in the Securitization Information or financial reports relating to the Properties in order to make the statements in the Securitization Information or financial reports relating to the Properties, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender or the Underwriter Group for any legal or other expenses reasonably incurred by Lender or the Underwriter Group in connection with defending or investigating the Liabilities, provided, however, that Borrower shall be liable in any such case under clauses (i) or
(ii) above only to the extent that any such loss, claim, damage, liability or expense arises out of any such untrue statement or omission made therein which Borrower identified to Lender in writing at the time of Borrower's (or its attorneys) examination of the Offering Document (or drafts thereof).

                  14.2.4 Promptly after receipt by an indemnified party under this Section 14.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 14.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and its notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 14.2 the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party to parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party. In no event shall an indemnifying party be liable to an indemnified party under this Section
14.1 for any losses, claims, damages or liabilities to which such indemnified party may become subject to the extent the same arises solely by reason of the gross negligence, illegal acts, fraud of willful misconduct or such indemnified party.

                  14.2.5 In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 14.2(b) or (c) is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 14.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lender's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

                  14.2.6 The liabilities and obligations of both Borrower and Lender under this Section 14.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

Section 14.3  Servicer.

         At the option of Lender, the Loan may be serviced by a Servicer/Trustee ("Servicer") selected by Lender. Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement ("Servicing Agreement") between Lender and Servicer. Borrower shall not be responsible for any set-up fees or any other initial costs relating to or arising under the Servicing Agreement or for payment of the monthly servicing fee due to Servicer under the Servicing Agreement.

                                   ARTICLE XV
                                  MISCELLANEOUS

Section 15.1  Notices.

         Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 15.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.


          If to Borrower:        EQI Financing Partnership IV, L.P.  and
                                 EQI/WV Financing Partnership II, L.P.
                                 c/o Equity Inns, Inc.
                                 7700 Wolf River Boulevard
                                 Germantown, Tennessee  38138
                                 Attention:  President
                                 Telecopy:  (901) 754-2374

          If to Lender:          General Electric Capital Corporation
                                 c/o GE Capital Loan Servicing, Inc.
                                 363 North Sam Houston Parkway East, Suite 1200
                                 Houston, Texas  77060
                                 Attention:  Legal Department
                                 Telecopy:  (281) 405-7153

          With a copy to:        General Electric Capital Corporation
                                 292 Long Ridge Road
                                 Stamford, Connecticut  06927
                                 Attention:  Paul Mundinger, Esq.
                                 Telecopy:  (203) 357-6364


Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

Section 15.2  Amendments and Waivers.

         No amendment or waiver of any provision of the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought.

Section 15.3  Limitation on Interest.

         It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the State and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan
Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof; and (b) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note. The terms and provisions of this Section 15.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of New York (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

Section 15.4  Invalid Provisions.

         If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

Section 15.5  Reimbursement of Expenses.

         Borrower shall pay all reasonable expenses incurred by Lender in connection with the Loan, including reasonable fees and expenses of Lender's attorneys, environmental, engineering and other consultants, and fees, charges or taxes for the recording or filing of Loan Documents. Borrower shall pay all reasonable expenses of Lender in connection with the administration of the Loan, including audit costs, inspection fees, settlement of condemnation and casualty awards, premiums for title insurance and endorsements thereto and costs, expenses and fees of the Rating Agencies for the delivery of recommendations requested by Borrower in connection with the Loan or otherwise required under the Loan Documents. Borrower shall, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to collect the Note, or to enforce the rights of Lender under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Lender under the Loan Documents or with respect to the Individual Property (by litigation or other proceedings), which amounts will include all court costs, attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents.

Section 15.6  Approvals; Third Parties; Conditions.

         All approval rights retained or exercised by Lender with respect to Leases, contracts, plans, studies and other matters are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrower and may not be enforced, nor relied upon, by any Person other than Lender and Borrower. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion.

Section 15.7  Lender Not in Control; No Partnership.

         None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrower and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender and Borrower or to create an equity in the Individual Property in Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Individual Property or the

Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its  stockholders,  members,  or partners and Lender  does not intend to ever assume  such  status;  (b) Lender  shall  in  no  event be liable for any debts, expenses or losses incurred or sustained by Borrower; and (c) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Lender and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Lender and Borrower, or to create an equity in the Individual Property in Lender, or any sharing of liabilities, losses, costs or expenses.

Section 15.8  Time of the Essence.

         Time is of the essence with respect to this Agreement.

Section 15.9  Successors and Assigns.

         This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns of Lender and Borrower, provided that neither Borrower nor any other Borrower Party shall, without the prior written consent of Lender, assign any rights, duties or obligations hereunder.

Section 15.10  Renewal, Extension or Rearrangement.

         All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan.

Section 15.11  Waivers.

         No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under any of the Loan Documents, shall operate as a waiver thereof.

Section 15.12  Cumulative Rights; Joint and Several Liability.

         Rights and remedies of Lender under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. If more than one person or entity has executed this Agreement as "Borrower," the obligations of all such persons or entities hereunder shall be joint and several.

Section 15.13  Singular and Plural.

         Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

Section 15.14  Phrases.

         When used in this Agreement and the other Loan Documents, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Lender" shall mean "in form and substance satisfactory to Lender in all respects," the phrase "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Lender's discretion, and the phrase "acceptable to Lender" shall mean "acceptable to Lender at Lender's sole discretion."

Section 15.15  Exhibits and Schedules.

         The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

Section 15.16  Titles of Articles, Sections and Subsections.

         All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

Section 15.17  Promotional Material.

         Borrower authorizes Lender to issue press releases, advertisements and other promotional materials in connection with Lender's own promotional and marketing activities, including in connection with a Securitization, and such materials may describe the Loan in general terms or in detail and Lender's participation therein in the Loan. All references to Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Lender in advance of issuance.

Section 15.18  Survival.

         All of the representations, warranties, covenants, and indemnities hereunder (including environmental matters under Article 6), and under the indemnification provisions of the other Loan Documents shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Individual Property to any party, whether or not an Affiliate of Borrower.

Section 15.19  WAIVER OF JURY TRIAL.

         BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN

DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Section 15.20  Waiver of Punitive or Consequential Damages.

         Neither Lender nor Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other default by any party hereto.

Section 15.21  Governing Law.

         (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SERVICE, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 15.22  Entire Agreement.

         This Agreement and the other Loan Documents embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 15.23  Counterparts.

         This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

Section 15.24  Brokers and Financial Advisors.

         Borrower  hereby  represents  that  it  has  dealt  with  no  financial
advisors,  brokers,  underwriters,   placement  agents,  agents  or  finders  in
connection with the transactions contemplated by this

Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 15.24 shall survive the expiration and termination of this Agreement and the payment of the Debt.

                         [NO FURTHER TEXT ON THIS PAGE]

EXECUTED as of the date first written above.



                                  LENDER:

                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                  a New York corporation



                                  By:  /s/ Victor Diaso
                                       ----------------
                                       Name:  Victor Diaso
                                       Title: Authorized Signatory



                                  BORROWER:


                                  EQI FINANCING PARTNERSHIP IV, L.P.,
                                  a Tennessee limited partnership

                                  By: EQI Financing Corporation IV, a Tennessee corporation, its general partner

                                       By:  /s/ Howard Silver
                                            -----------------
                                            Name:  Howard Silver
                                            Title: President

                                  EQI/WV FINANCING PARTNERSHIP II, L.P.,
                                  a Tennessee limited partnership

                                  By: EQI/WV Financing Corporation, a Tennessee corporation, its general partner

                                       By:  /s/ Howard Silver
                                            -----------------
                                            Name:  Howard Silver
                                            Title: President

                                     JOINDER

         By executing this Joinder (the "Joinder"), the undersigned ("Joinder Parties") jointly and severally guaranty the performance by Borrower of all obligations and liabilities for which Borrower is personally liable under
Section 13.1 of this Agreement; provided, however, with respect solely to Borrower's obligations and liabilities under Section 13.1(o), such guaranty by Joinder Parties shall be limited to any deficiency, loss or damage suffered by Lender in an amount not to exceed $3,660,000.00. This Joinder is a guaranty of full and complete payment and performance and not of collectability.

         1. Waivers. To the fullest extent permitted by applicable law, each Joinder Party waives all rights and defenses of sureties, guarantors, accommodation parties and/or co-makers and agrees that its obligations under this Joinder shall be primary, absolute and unconditional, and that its obligations under this Joinder shall be unaffected by any of such rights or defenses, including:

         (a) the unenforceability of any Loan Document against Borrower and/or any guarantor or other Joinder Party;

         (b) any release or other action or inaction taken by Lender with respect to the collateral, the Loan, Borrower, any guarantor and/or other Joinder Party, whether or not the same may impair or destroy any subrogation rights of any Joinder Party, or constitute a legal or equitable discharge of any surety or indemnitor;

         (c) the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower, any guarantor and/or any other Joinder Party;

         (d) any requirement that Lender provide notice to or obtain a Joinder Party's consent to any modification, increase, extension or other amendment of the Loan, including the guaranteed obligations;

         (e) any right of subrogation (until payment in full of the Loan, including the guaranteed obligations, and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims);

         (f)  any defense based on any statute of limitations;

         (g) any payment by Borrower to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to Borrower or any other party; and

         (h) any voluntary or involuntary bankruptcy, receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets.


                                  JOINDER - 93

         2.  Agreements.   Each  Joinder  Party further represents, warrants and
agrees that:    (a)  The  obligations under this Joinder are enforceable against each such party and are not subject to any defenses, offsets or counterclaims;

         (b) The provisions of this Joinder are for the benefit of Lender and its successors and assigns;

         (c) Lender shall have the right to (i) renew, modify, extend or accelerate the Loan, (ii) pursue some or all of its remedies against Borrower, any guarantor or any Joinder Party, (iii) add, release or substitute any collateral for the Loan or party obligated thereunder, and (iv) release Borrower, any guarantor or any Joinder Party from liability, all without notice to or consent of any Joinder Party (or other Joinder Party) and without affecting the obligations of any Joinder Party (or other Joinder Party) hereunder;

         (d) Each Joinder Party covenants and agrees to furnish to Lender, within ninety (90) days after the end of each calendar year of such Joinder
Party, a current (as of the end of such calendar year) balance sheet of such Joinder Party, in scope and detail satisfactory to Lender, certified by the chief financial representative of such Joinder Party and, if required by Lender, prepared on a review basis and certified by an independent public accountant satisfactory to Lender; and

         (e) To the maximum extent permitted by law, each Joinder Party hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based hereon. This waiver is a material inducement to Lender to enter into this Agreement.

         This Joinder shall be governed by the laws of the State of New York.




                                  JOINDER - 94

         Executed as of November 7, 2000.



JOINDER PARTIES:                  EQUITY INNS, INC., a Tennessee corporation



                                  By:  /s/ Howard Silver
                                       Name:  Howard Silver
                                       Title: President


                                  EQUITY INNS TRUST, a Maryland corporation



                                  By:  /s/ Howard Silver
                                       -----------------
                                       Name:  Howard Silver
                                       Title: President


                                  EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

                                  By: Equity Inns Trust, a Maryland Trust, its General Partner


                                       By:  /s/ Howard Silver
                                            -----------------
                                            Name:  Howard Silver
                                            Title: President